Exhibit 99.1

         NEW YORK - January 22, 2001 -- AMERICAN EXPRESS COMPANY today reported record net income for 2000 of $2.81 billion, up 14 percent from $2.48 billion a year ago. Diluted earnings per share rose 14 percent to $2.07 from $1.81. Net revenues on a managed basis totaled $22.1 billion, up 13 percent from $19.5 billion. The Company's return on equity was 25.3 percent.

         For the fourth quarter of 2000, American Express reported net income of $677 million, up 12 percent from $606 million a year ago. On a diluted per share basis, net income increased 14 percent to $0.50 from $0.44 a year ago.

         The full year and fourth quarter results met the Company's long-term targets of 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent - on average and over time. Separately, the Company said that it expects the weak financial markets and economic slowdown of the last few months to continue into this year, and as a result, that full year 2001 earnings per share growth is expected to be at the low end of its target range.

         TRAVEL RELATED SERVICES (TRS) reported record net income for 2000 of $1.93 billion, up 14 percent from $1.69 billion a year ago.

         TRS net revenues increased 14 percent, reflecting higher billed business as well as strong growth in average Cardmember loans. These improvements resulted from an increase of 5.7 million cards in force, up 12 percent from a year ago, and higher average spending per Cardmember. The higher spending was driven by several factors, including rewards programs and expanded merchant coverage. The net interest yield on Cardmember loans decreased from the prior year, reflecting a higher percentage of loan balances on lower- and fixed-rate products. Other revenues increased, primarily reflecting higher fee income.

         The provision for losses on the charge card and lending portfolios rose from the prior year, primarily as a result of higher volume. Charge Card interest expense grew as a result of higher volumes and an increased cost of funds. Other operating expenses increased, reflecting in part the cost of Cardmember loyalty programs, business growth and investment spending.

         TRS reported 2000 fourth quarter net income of $470 million, a 16 percent increase over $406 million reported a year ago.

         The above discussion presents TRS results "on a managed basis" as if there had been no securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

         On a reported basis, TRS results for 2000 included securitization gains of $142 million ($92 million after-tax realized in first, second and third quarters), compared with similar gains of $154 million ($100 million after-tax) in 1999. These gains were offset by higher expenses related to card acquisition activities and therefore had no material impact on net income or total expenses.

         AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported record net income for 2000 of $1.03 billion, up 10 percent from $935 million a year ago.

         Net revenues and earnings growth benefited from higher fee revenues due to increases in average managed assets and product sales, which were partially offset by narrower spreads on the investment portfolio. The narrower spreads reflected losses on high-yield securities, as well as the impact of higher interest rates. AEFA reported increases in sales of mutual funds, annuities, and life and other insurance products. Human resources expenses rose primarily as a result of an increase in financial advisors' compensation, which reflected growth in sales and asset levels, the new advisor platforms, and an increase in the total number of financial advisors. Other operating expenses grew primarily due to higher business volumes and ongoing investments to build the business.

         AEFA reported 2000 fourth quarter net income of $242 million, a 2 percent increase over $238 million a year ago. The modest growth in earnings and net revenues for the quarter reflected narrower spreads on the investment portfolio and the effect of a decline in equity markets during the quarter. The narrower spreads resulted from losses of $49 million on high-yield securities and the continued impact of higher interest rates. Management fees for the quarter included a net year-over-year benefit of $58 million from a fee hedge that minimized the effect of the equity market decline on management fees.

         AMERICAN EXPRESS BANK (AEB) reported 2000 net income of $29 million compared with $22 million a year ago.

         Current year results reflect greater commission and fee revenues in the Correspondent Banking, Private Banking and Personal Financial Services businesses, and lower operating expenses, reflecting savings from reengineering initiatives. These were partially offset by a decline in net interest income, mainly due to higher funding costs, as well as lower securities gains and joint venture income.

         AEB reported fourth quarter 2000 net income of $6 million compared with $4 million a year ago.

         CORPORATE AND OTHER reported 2000 net expenses of $180 million, compared with $174 million a year ago. The results for both years include a preferred stock dividend based on earnings from Lehman Brothers, which was offset by expenses related to business building initiatives in both years and by Y2K expenses a year ago.

         Corporate and Other reported fourth quarter 2000 net expenses of $41 million, compared with $42 million a year ago.

         American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                                      * * *

Note: The 2000 Fourth Quarter Earnings Supplement will be available on the American Express Web site at http://ir.americanexpress.com. In addition, an investor conference call to discuss fourth quarter and full year earnings results, operating performance and other topics that may be raised during the discussion will be held at 5 p.m. ET today. A live webcast of the conference call will be accessible at the American Express Web site at http://ir.americanexpress.com. A replay of the conference call will be available at that same Web address.

                                      * * *

         THE STATEMENTS IN THIS PRESS RELEASE RELATING TO THE COMPANY'S EXPECTED 2001 FINANCIAL PERFORMANCE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

         Fluctuation in the equity markets in 2001, which can affect the amount and types of investment products sold by AEFA, the market value of its managed assets, and management and distribution fees received based on those assets; potential deterioration in the high yield sector, which could result in further losses in AEFA's investment portfolio; developments relating to AEFA's new platform structure for financial advisors, including the ability to increase advisor productivity, moderate the growth of new advisors and create efficiencies in the infrastructure; AEFA's ability to effectively manage the economics in selling a growing volume of non-proprietary products to clients; investment performance in AEFA's mutual fund business; the success and financial impact of reengineering initiatives being implemented at the Company, including cost management, structural and strategic measures such as vendor and process consolidation, outsourcing and using lower cost internal distribution channels; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer term investment spending; consumer and business spending on the Company's travel related services products, particularly credit and charge cards and growth in card lending balances, which depend in part on the ability to issue new and enhanced card products and increase revenues from such products, attract new cardholders, capture a greater share of existing cardholders' spending, sustain premium discount rates, increase merchant coverage, retain Cardmembers after low introductory lending rates have expired, and expand the global network services business; successfully expanding the Company's on-line and off-line distribution channels and cross-selling financial, travel, card and other products and services to its customer base, both in the U.S. and abroad; effectively leveraging the Company's assets, such as its brand, customers and international presence, in the Internet environment; investing in and competing at the leading edge of technology across all businesses; increasing competition in all of the Company's major businesses; fluctuations in interest rates, which impacts the Company's borrowing costs, return on lending products and spreads in the investment and insurance businesses; credit trends and the rate of bankruptcies, which can affect spending on card products, debt payments by individual and corporate customers and returns on the Company's investment portfolios; foreign currency exchange rates; political or economic instability in certain regions or countries, which could affect commercial lending activities, among other businesses; legal and regulatory developments, such as in the areas of consumer privacy and data protection; acquisitions; and outcomes in litigation. A further description of these and other risks and uncertainties can be found in the Company's 10-K Annual Report for the fiscal year ending December 31, 1999 and other reports filed with the SEC.


(Preliminary)                American Express Company
                             ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)

(Dollars in millions)

                                               Quarters Ended
                                                December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                  $4,543       $4,109        11 %
  American Express Financial Advisors       1,066          999         7
  American Express Bank                       144          147        (2)
                                            -----        -----
                                            5,753        5,255         9
  Corporate and Other,
    including adjustments and
         eliminations                         (39)         (28)      (41)
                                            -----        -----
CONSOLIDATED NET REVENUES
   (MANAGED BASIS) (A)                     $5,714       $5,227         9
                                            =====        =====

Pretax Income
-------------
  Travel Related Services                    $641         $567        13
  American Express Financial Advisors         344          347        (1)
  American Express Bank                         8            6        21
                                            -----        -----
                                              993          920         8
  Corporate and Other                         (80)         (76)       (5)
                                            -----        -----
PRETAX INCOME                                $913         $844         8
                                            =====        =====

Net Income
----------
  Travel Related Services                    $470         $406        16
  American Express Financial Advisors         242          238         2
  American Express Bank                         6            4        50
                                            -----        -----
                                              718          648        11
  Corporate and Other                         (41)         (42)        1
                                            -----        -----
NET INCOME                                   $677         $606        12
                                            =====        =====



                                               Years Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                  $17,441      $15,234       14 %
  American Express Financial Advisors        4,219        3,737       13
  American Express Bank                        591          621       (5)
                                             -----        -----
                                            22,251       19,592       14
  Corporate and Other,
    including adjustments and
         eliminations                         (166)        (109)     (53)
                                             -----        -----
CONSOLIDATED NET REVENUES
   (MANAGED BASIS) (A)                     $22,085      $19,483       13
                                             =====        =====

Pretax Income
-------------
  Travel Related Services                   $2,713       $2,383       14
  American Express Financial Advisors        1,483        1,363        9
  American Express Bank                         33           27       23
                                             -----        -----
                                             4,229        3,773       12
  Corporate and Other                         (321)        (335)       4
                                             -----        -----
PRETAX INCOME                               $3,908       $3,438       14
                                             =====        =====

Net Income
----------
  Travel Related Services                   $1,929       $1,692       14
  American Express Financial Advisors        1,032          935       10
  American Express Bank                         29           22       29
                                             -----        -----
                                             2,990        2,649       13
  Corporate and Other                         (180)        (174)      (4)
                                             -----        -----
NET INCOME                                  $2,810       $2,475       14
                                             =====        =====


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.





(Preliminary)               American Express Company
                            ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)

                                             Quarters Ended
                                              December 31,
                                             --------------     Percentage
                                             2000      1999     Inc/(Dec)
                                             ----      ----     --------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                 $0.51     $0.45        13 %
                                            =====     =====
  Average common shares
    outstanding (millions)                  1,322     1,335        (1)
                                            =====     =====

Diluted
-------
  Earnings Per Common Share                 $0.50     $0.44        14
                                            =====     =====
  Average common shares
    outstanding (millions)                  1,355     1,369        (1)
                                            =====     =====

Cash dividends declared
  per common share                          $0.08    $0.075         7
                                            =====     =====





                                              Years Ended
                                              December 31,
                                             --------------     Percentage
                                             2000      1999     Inc/(Dec)
                                             ----      ----     --------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                 $2.12     $1.85        15 %
                                            =====     =====
  Average common shares
    outstanding (millions)                  1,327     1,340        (1)
                                            =====     =====

Diluted
-------
  Earnings Per Common Share                 $2.07     $1.81        14
                                            =====     =====
  Average common shares
    outstanding (millions)                  1,360     1,369        (1)
                                            =====     =====

Cash dividends declared
  per common share                          $0.32     $0.30         7
                                            =====     =====




                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                             Quarters Ended
                                              December 31,
                                             --------------     Percentage
                                             2000      1999     Inc/(Dec)
                                             ----      ----     --------

Return on Average Equity*                    25.3 %    25.3 %       -
Common Shares Outstanding (millions)        1,326     1,341        (1) %
Book Value per Common Share:
  Actual                                    $8.80     $7.52         17 %
  Pro Forma*                                $8.92     $7.74         15 %
Shareholders' Equity (billions)             $11.7     $10.1         16 %


                                               Years Ended
                                               December 31,
                                              --------------     Percentage
                                              2000      1999     Inc/(Dec)
                                              ----      ----     --------

Return on Average Equity*                    25.3 %    25.3 %       -
Common Shares Outstanding (millions)        1,326     1,341        (1) %
Book Value per Common Share:
  Actual                                    $8.80     $7.52         17 %
  Pro Forma*                                $8.92     $7.74         15 %
Shareholders' Equity (billions)             $11.7     $10.1         16 %

*  Excludes the effect of SFAS No. 115.





(Preliminary)                American Express Company
                             ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)
(Dollars in millions)
                                                               Quarters Ended
                                                                 December 31,
                                                                    2000
                                                                    ----

Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                         $4,543
  American Express Financial Advisors                              1,066
  American Express Bank                                              144
                                                                   -----
                                                                   5,753
  Corporate and Other,
    including adjustments and eliminations                           (39)
                                                                   -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                     $5,714
                                                                   =====

Pretax Income
-------------
  Travel Related Services                                           $641
  American Express Financial Advisors                                344
  American Express Bank                                                8
                                                                   -----
                                                                     993
  Corporate and Other                                                (80)
                                                                   -----
PRETAX INCOME                                                       $913
                                                                   =====

Net Income
----------
  Travel Related Services                                           $470
  American Express Financial Advisors                                242
  American Express Bank                                                6
                                                                   -----
                                                                     718
  Corporate and Other                                                (41)
                                                                   -----
NET INCOME                                                          $677
                                                                   =====



                                                               Quarters Ended
                                                                September 30,
                                                                    2000
                                                                    ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                         $4,400
  American Express Financial Advisors                              1,052
  American Express Bank                                              146
                                                                   -----
                                                                   5,598
  Corporate and Other,
    including adjustments and eliminations                           (44)
                                                                   -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                     $5,554
                                                                   =====

Pretax Income
-------------
  Travel Related Services                                           $721
  American Express Financial Advisors                                387
  American Express Bank                                                8
                                                                   -----
                                                                   1,116
  Corporate and Other                                                (87)
                                                                   -----
PRETAX INCOME                                                     $1,029
                                                                   =====

Net Income
----------
  Travel Related Services                                           $507
  American Express Financial Advisors                                269
  American Express Bank                                                7
                                                                   -----
                                                                     783
  Corporate and Other                                                (46)
                                                                   -----
NET INCOME                                                          $737
                                                                   =====



                                                               Quarters Ended
                                                                  June 30,
                                                                    2000
                                                                    ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                         $4,372
  American Express Financial Advisors                              1,081
  American Express Bank                                              151
                                                                   -----
                                                                   5,604
  Corporate and Other,
    including adjustments and eliminations                           (46)
                                                                   -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                     $5,558
                                                                   =====

Pretax Income
-------------
  Travel Related Services                                           $721
  American Express Financial Advisors                                397
  American Express Bank                                               10
                                                                   -----
                                                                   1,128
  Corporate and Other                                                (82)
                                                                   -----
PRETAX INCOME                                                     $1,046
                                                                   =====

Net Income
----------
  Travel Related Services                                           $505
  American Express Financial Advisors                                275
  American Express Bank                                                7
                                                                   -----
                                                                     787
  Corporate and Other                                                (47)
                                                                   -----
NET INCOME                                                          $740
                                                                   =====


                                                               Quarters Ended
                                                                  March 31,
                                                                    2000
                                                                    ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                         $4,127
  American Express Financial Advisors                              1,019
  American Express Bank                                              150
                                                                   -----
                                                                   5,296
  Corporate and Other,
    including adjustments and eliminations                           (37)
                                                                   -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                     $5,259
                                                                   =====

Pretax Income
-------------
  Travel Related Services                                           $631
  American Express Financial Advisors                                355
  American Express Bank                                                8
                                                                   -----
                                                                     994
  Corporate and Other                                                (74)
                                                                   -----
PRETAX INCOME                                                       $920
                                                                   =====

Net Income
----------
  Travel Related Services                                           $448
  American Express Financial Advisors                                245
  American Express Bank                                                7
                                                                   -----
                                                                     700
  Corporate and Other                                                (44)
                                                                   -----
NET INCOME                                                          $656
                                                                   =====



                                                               Quarters Ended
                                                                 December 31,
                                                                    1999
                                                                    ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                         $4,109
  American Express Financial Advisors                                999
  American Express Bank                                              147
                                                                   -----
                                                                   5,255
  Corporate and Other,
    including adjustments and eliminations                           (28)
                                                                   -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                     $5,227
                                                                   =====

Pretax Income
-------------
  Travel Related Services                                           $567
  American Express Financial Advisors                                347
  American Express Bank                                                6
                                                                   -----
                                                                     920
  Corporate and Other                                                (76)
                                                                   -----
PRETAX INCOME                                                       $844
                                                                   =====

Net Income
----------
  Travel Related Services                                           $406
  American Express Financial Advisors                                238
  American Express Bank                                                4
                                                                   -----
                                                                     648
  Corporate and Other                                                (42)
                                                                   -----
NET INCOME                                                          $606
                                                                   =====

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.





(Preliminary)                American Express Company
                             ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)

                                                               Quarters Ended
                                                                December 31,
                                                                    2000
                                                                    ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                        $0.51
                                                                   =====
  Average common shares outstanding (millions)                     1,322
                                                                   =====

Diluted
-------
  Earnings Per Common Share                                        $0.50
                                                                   =====
  Average common shares outstanding (millions)                     1,355
                                                                   =====

Cash dividends declared per common share                           $0.08
                                                                   =====



                                                               Quarters Ended
                                                                September 30,
                                                                    2000
                                                                    ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                        $0.56
                                                                   =====
  Average common shares outstanding (millions)                     1,326
                                                                   =====

Diluted
-------
  Earnings Per Common Share                                        $0.54
                                                                   =====
  Average common shares outstanding (millions)                     1,361
                                                                   =====

Cash dividends declared per common share                           $0.08
                                                                   =====




                                                               Quarters Ended
                                                                  June 30,
                                                                    2000
                                                                    ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                        $0.56
                                                                   =====
  Average common shares outstanding (millions)                     1,328
                                                                   =====

Diluted
-------
  Earnings Per Common Share                                        $0.54
                                                                   =====
  Average common shares outstanding (millions)                     1,361
                                                                   =====

Cash dividends declared per common share                           $0.08
                                                                   =====



                                                               Quarters Ended
                                                                  March 31,
                                                                    2000
                                                                    ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                        $0.49
                                                                   =====
  Average common shares outstanding (millions)                     1,331
                                                                   =====

Diluted
-------
  Earnings Per Common Share                                        $0.48
                                                                   =====
  Average common shares outstanding (millions)                     1,362
                                                                   =====

Cash dividends declared per common share                           $0.08
                                                                   =====



                                                               Quarters Ended
                                                                December 31,
                                                                    1999
                                                                    ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                        $0.45
                                                                   =====
  Average common shares outstanding (millions)                     1,335
                                                                   =====

Diluted
-------
  Earnings Per Common Share                                        $0.44
                                                                   =====
  Average common shares outstanding (millions)                     1,369
                                                                   =====

Cash dividends declared per common share                          $0.075
                                                                   =====



                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                                               Quarters Ended
                                                                 December 31,
                                                                    2000
                                                                    ----
Return on Average Equity*                                           25.3 %
Common Shares Outstanding (millions)                               1,326
Book Value per Common Share:
     Actual                                                        $8.80
     Pro Forma*                                                    $8.92
Shareholders' Equity (billions)                                    $11.7



                                                               Quarters Ended
                                                                 September 30,
                                                                    2000
                                                                    ----
Return on Average Equity*                                           25.5 %
Common Shares Outstanding (millions)                               1,329
Book Value per Common Share:
     Actual                                                        $8.44
     Pro Forma*                                                    $8.68
Shareholders' Equity (billions)                                    $11.2



                                                               Quarters Ended
                                                                   June 30,
                                                                    2000
                                                                    ----
Return on Average Equity*                                            25.5 %
Common Shares Outstanding (millions)                                1,333
Book Value per Common Share:
     Actual                                                         $7.88
     Pro Forma*                                                     $8.26
Shareholders' Equity (billions)                                     $10.5



                                                               Quarters Ended
                                                                  March 31,
                                                                    2000
                                                                    ----
Return on Average Equity*                                           25.4 %
Common Shares Outstanding (millions)                               1,334
Book Value per Common Share:
     Actual                                                        $7.69
     Pro Forma*                                                    $7.96
Shareholders' Equity (billions)                                    $10.3



                                                               Quarters Ended
                                                                 December 31,
                                                                    1999
                                                                    ----
Return on Average Equity*                                           25.3 %
Common Shares Outstanding (millions)                               1,341
Book Value per Common Share:
     Actual                                                        $7.52
     Pro Forma*                                                    $7.74
Shareholders' Equity (billions)                                    $10.1

*   Excludes the effect of SFAS No. 115.



(Preliminary)               Travel Related Services
                            -----------------------
                              Statements of Income
                              --------------------
                           (Unaudited, Managed Basis)

(Dollars in millions)

                                              Quarters Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------

Net Revenues:
  Discount Revenue                         $2,062       $1,865      10.6 %
  Net Card Fees                               417          408       2.1
  Lending:
    Finance Charge Revenue                  1,090          802      35.9
    Interest Expense                          448          302      48.2
                                            -----        -----
      Net Finance Charge Revenue              642          500      28.4
  Travel Commissions and Fees                 442          459      (3.7)
  TC Investment Income                         95           88       8.2
  Other Revenues                              885          789      12.2
                                            -----        -----
        Total Net Revenues                  4,543        4,109      10.6
                                            -----        -----

Expenses:
  Marketing and Promotion                     314          344      (8.6)
  Provision for Losses and Claims:
    Charge Card                               262          227      15.1
    Lending                                   432          332      30.2
    Other                                      19           24     (22.5)
                                            -----        -----
      Total                                   713          583      22.1
  Charge Card Interest Expense                383          300      27.8
  Human Resources                           1,046        1,033       1.3
  Other Operating Expenses                  1,446        1,282      12.7
                                            -----        -----
        Total Expenses                      3,902        3,542      10.1
                                            -----        -----
Pretax Income                                 641          567      13.1
Income Tax Provision                          171          161       6.5
                                            -----        -----
Net Income                                   $470         $406      15.7
                                            =====        =====



                                               Years Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Net Revenues:
  Discount Revenue                         $7,779       $6,741      15.4 %
  Net Card Fees                             1,653        1,604       3.1
  Lending:
    Finance Charge Revenue                  3,977        2,884      37.9
    Interest Expense                        1,594          955      66.9
                                            -----        -----
      Net Finance Charge Revenue            2,383        1,929      23.5
  Travel Commissions and Fees               1,821        1,802       1.1
  TC Investment Income                        387          345      12.3
  Other Revenues                            3,418        2,813      21.5
                                            -----        -----
        Total Net Revenues                 17,441       15,234      14.5
                                            -----        -----

Expenses:
  Marketing and Promotion                   1,348        1,247       8.2
  Provision for Losses and Claims:
    Charge Card                             1,157          995      16.3
    Lending                                 1,486        1,186      25.3
    Other                                     105           85      24.4
                                            -----        -----
      Total                                 2,748        2,266      21.3
  Charge Card Interest Expense              1,408        1,055      33.3
  Human Resources                           4,126        3,931       5.0
  Other Operating Expenses                  5,098        4,352      17.1
                                            -----        -----
        Total Expenses                     14,728       12,851      14.6
                                            -----        -----
Pretax Income                               2,713        2,383      13.9
Income Tax Provision                          784          691      13.5
                                            -----        -----
Net Income                                 $1,929       $1,692      14.1
                                            =====        =====


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $142 million ($92 million after-tax) and $154 million ($100 million after-tax) in 2000 and 1999, respectively, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in 2000 or 1999. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in 2000 and 1999.





(Preliminary)               Travel Related Services
                            -----------------------
                              Statements of Income
                              --------------------
                        (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                               Quarters Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Net Revenues:
  Discount Revenue                         $2,062       $1,865      10.6 %
  Net Card Fees                               417          408       2.1
  Lending:
    Finance Charge Revenue                    498          526      (5.3)
    Interest Expense                          277          197      40.8
                                            -----        -----
      Net Finance Charge Revenue              221          329     (32.9)
  Travel Commissions and Fees                 442          459      (3.7)
  TC Investment Income                         95           88       8.2
  Other Revenues                            1,184          902      31.3
                                            -----        -----
        Total Net Revenues                  4,421        4,051       9.1
                                            -----        -----

Expenses:
  Marketing and Promotion                     314          344      (8.6)
  Provision for Losses and Claims:
    Charge Card                               228          213       7.2
    Lending                                   277          241      15.3
    Other                                      19           24     (22.5)
                                            -----        -----
      Total                                   524          478       9.7
  Charge Card Interest Expense                336          246      36.0
  Net Discount Expense                        114          101      12.8
  Human Resources                           1,046        1,033       1.3
  Other Operating Expenses                  1,446        1,282      12.7
                                            -----        -----
        Total Expenses                      3,780        3,484       8.5
                                            -----        -----
Pretax Income                                 641          567      13.1
Income Tax Provision                          171          161       6.5
                                            -----        -----
Net Income                                   $470         $406      15.7
                                            =====        =====





                                                Years Ended
                                                December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Net Revenues:
  Discount Revenue                         $7,779       $6,741      15.4 %
  Net Card Fees                             1,651        1,599       3.2
  Lending:
    Finance Charge Revenue                  2,026        2,007       0.9
    Interest Expense                        1,039          674      54.1
                                            -----        -----
      Net Finance Charge Revenue              987        1,333     (25.9)
  Travel Commissions and Fees               1,821        1,802       1.1
  TC Investment Income                        387          345      12.3
  Other Revenues                            4,495        3,310      35.8
                                            -----        -----
        Total Net Revenues                 17,120       15,130      13.2
                                            -----        -----

Expenses:
  Marketing and Promotion                   1,434        1,338       7.2
  Provision for Losses and Claims:
    Charge Card                             1,006          865      16.3
    Lending                                   891          799      11.4
    Other                                     105           85      24.4
                                            -----        -----
      Total                                 2,002        1,749      14.5
  Charge Card Interest Expense              1,202          835      44.0
  Net Discount Expense                        489          479       2.2
  Human Resources                           4,126        3,931       5.0
  Other Operating Expenses                  5,154        4,415      16.7
                                            -----        -----
        Total Expenses                     14,407       12,747      13.0
                                            -----        -----
Pretax Income                               2,713        2,383      13.9
Income Tax Provision                          784          691      13.5
                                            -----        -----
Net Income                                 $1,929       $1,692      14.1
                                            =====        =====





(Preliminary)                Travel Related Services
                             -----------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                              Quarters Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Total Cards in Force (millions):
  United States                              33.3         29.9      11.5 %
  Outside the United States                  18.4         16.1      13.6
                                            -----        -----
      Total                                  51.7         46.0      12.2
                                            =====        =====
Basic Cards in Force (millions):
  United States                              26.3         23.4      12.2
  Outside the United States                  13.9         12.3      12.7
                                            -----        -----
      Total                                  40.2         35.7      12.4
                                            =====        =====
Card Billed Business:
  United States                             $59.0        $51.7      14.1
  Outside the United States                  20.0         19.1       5.0
                                            -----        -----
      Total                                 $79.0        $70.8      11.6
                                            =====        =====
Average Discount Rate (A)                    2.69 %       2.71 %       -
Average Basic Cardmember
  Spending (dollars) (A)                   $2,113       $2,102       0.5
Average Fee per Card -
  Managed (dollars) (A)                       $35          $38      (7.9)
Non-Amex Brand (B):
  Cards in Force (millions)                   0.6          0.3         #
  Billed Business                            $1.1         $0.2         #
Travel Sales                                 $5.5         $5.6      (2.3)
  Travel Commissions and Fees/Sales (C)       8.0 %        8.2 %       -
Travelers Cheque:
  Sales                                      $5.1         $5.4      (4.8)
  Average Outstanding                        $6.2         $6.1       0.4
  Average Investments                        $6.2         $5.9       4.5
  Tax Equivalent Yield                        9.1 %        8.8 %       -
Total Debt                                  $40.0        $35.7       12.0 %
Shareholder's Equity                         $6.6         $5.5       18.2 %
Return on Average Equity (D)                 33.0 %       31.2 %        -
Return on Average Assets (D)                  3.0 %        3.1 %        -




                                               Years Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Total Cards in Force (millions):
  United States                              33.3         29.9      11.5 %
  Outside the United States                  18.4         16.1      13.6
                                            -----        -----
      Total                                  51.7         46.0      12.2
                                            =====        =====
Basic Cards in Force (millions):
  United States                              26.3         23.4      12.2
  Outside the United States                  13.9         12.3      12.7
                                            -----        -----
      Total                                  40.2         35.7      12.4
                                            =====        =====
Card Billed Business:
  United States                            $221.7       $186.4      18.9
  Outside the United States                  75.0         67.7      10.8
                                            -----        -----
      Total                                $296.7       $254.1      16.8
                                            =====        =====
Average Discount Rate (A)                    2.70 %       2.72 %       -
Average Basic Cardmember
  Spending (dollars) (A)                   $8,229       $7,758       6.1
Average Fee per Card -
  Managed (dollars) (A)                       $36          $39      (7.7)
Non-Amex Brand (B):
  Cards in Force (millions)                   0.6          0.3         #
  Billed Business                            $3.2         $0.7         #
Travel Sales                                $22.6        $22.5       0.6
  Travel Commissions and Fees/Sales (C)       8.1 %        8.0 %       -
Travelers Cheque:
  Sales                                     $24.6        $23.3       5.3
  Average Outstanding                        $6.4         $6.2       4.7
  Average Investments                        $6.2         $5.9       6.1
  Tax Equivalent Yield                        8.9 %        8.8 %       -
Total Debt                                   $40.0       $35.7       12.0 %
Shareholder's Equity                          $6.6        $5.5       18.2 %
Return on Average Equity (D)                  33.0 %      31.2 %        -
Return on Average Assets (D)                   3.0 %       3.1 %        -


(A)  Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)  Computed from information provided herein.
(D)  Excluding the effect of SFAS No. 115.
 #   Denotes variance of more than 100%.





(Preliminary)                Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                           (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                               Quarters Ended
                                                December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Charge Card Receivables:
  Total Receivables                       $29.0          $27.0         7.4 %
  90 Days Past Due as a % of Total          2.3 %          2.5 %         -
  Loss Reserves (millions)                 $964           $857        12.5
    %of Receivables                         3.3 %          3.2 %         -
    %of 90 Days Past Due                    142 %          126 %         -
  Net Loss Ratio                           0.36 %         0.40 %         -

U.S. Cardmember Lending:
  Total Loans                             $28.7          $23.4        22.6
  Past Due Loans as a %of Total:
    30-89 Days                              1.9 %          1.8 %         -
    90+ Days                                0.9 %          0.8 %         -
  Loss Reserves (millions):
    Beginning Balance                      $731           $636        15.0
      Provision                             377            277        36.0
      Net Charge-Offs/Other                (288)          (241)       19.5
                                          -----          -----
    Ending Balance                         $820           $672        22.0
                                          =====          =====
    %of Loans                               2.9 %          2.9 %         -
    %of Past Due                            104 %          110 %         -
  Average Loans                           $27.6          $21.7        27.5
  Net Write-Off Rate                        4.4 %          4.5 %         -
  Net Interest Yield                        7.7 %          7.7 %         -



                                               Years Ended
                                               December 31,
                                             -----------------    Percentage
                                             2000         1999    Inc/(Dec)
                                             ----         ----    --------
Charge Card Receivables:
  Total Receivables                         $29.0        $27.0       7.4 %
  90 Days Past Due as a % of Total            2.3 %        2.5 %       -
  Loss Reserves (millions)                   $964         $857      12.5
    % of Receivables                          3.3 %        3.2 %       -
    % of 90 Days Past Due                     142 %        126 %       -
  Net Loss Ratio                             0.36 %       0.41 %       -

U.S. Cardmember Lending:
  Total Loans                               $28.7        $23.4      22.6
  Past Due Loans as a % of Total:
    30-89 Days                                1.9 %        1.8 %       -
    90+ Days                                  0.9 %        0.8 %       -
  Loss Reserves (millions):
    Beginning Balance                        $672         $619       8.4 %
      Provision                             1,258          994      26.6 %
      Net Charge-Offs/Other                (1,110)        (941)     17.9 %
                                            -----        -----
    Ending Balance                           $820         $672      22.0 %
                                            =====        =====
    % of Loans                                2.9 %        2.9 %       -
    % of Past Due                             104 %        110 %       -
  Average Loans                             $25.8        $18.9      36.6
  Net Write-Off Rate                          4.4 %        5.0 %       -
  Net Interest Yield                          7.6 %        8.6 %       -





(Preliminary)                Travel Related Services
                             -----------------------
                              Statements of Income
                              --------------------
                           (Unaudited, Managed Basis)

(Dollars in millions)
                                                               Quarters Ended
                                                                 December 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $2,062
  Net Card Fees                                                      417
  Lending:
    Finance Charge Revenue                                         1,090
    Interest Expense                                                 448
                                                                   -----
      Net Finance Charge Revenue                                     642
  Travel Commissions and Fees                                        442
  TC Investment Income                                                95
  Other Revenues                                                     885
                                                                   -----
        Total Net Revenues                                         4,543
                                                                   -----

Expenses:
  Marketing and Promotion                                            314
  Provision for Losses and Claims:
    Charge Card                                                      262
    Lending                                                          432
    Other                                                             19
                                                                   -----
      Total                                                          713
  Charge Card Interest Expense                                       383
  Human Resources                                                  1,046
  Other Operating Expenses                                         1,446
                                                                   -----
        Total Expenses                                             3,902
                                                                   -----
Pretax Income                                                        641
Income Tax Provision                                                 171
                                                                   -----
Net Income                                                          $470
                                                                   =====



                                                               Quarters Ended
                                                                September 30,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,963
  Net Card Fees                                                      420
  Lending:
    Finance Charge Revenue                                         1,052
    Interest Expense                                                 429
                                                                   -----
      Net Finance Charge Revenue                                     623
  Travel Commissions and Fees                                        433
  TC Investment Income                                               103
  Other Revenues                                                     858
                                                                   -----
        Total Net Revenues                                         4,400
                                                                   -----

Expenses:
  Marketing and Promotion                                            358
  Provision for Losses and Claims:
    Charge Card                                                      273
    Lending                                                          386
    Other                                                             29
                                                                   -----
      Total                                                          688
  Charge Card Interest Expense                                       362
  Human Resources                                                  1,017
  Other Operating Expenses                                         1,254
                                                                   -----
        Total Expenses                                             3,679
                                                                   -----
Pretax Income                                                        721
Income Tax Provision                                                 214
                                                                   -----
Net Income                                                          $507
                                                                   =====






                                                               Quarters Ended
                                                                   June 30,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,949
  Net Card Fees                                                      411
  Lending:
    Finance Charge Revenue                                           948
    Interest Expense                                                 385
                                                                   -----
      Net Finance Charge Revenue                                     563
  Travel Commissions and Fees                                        507
  TC Investment Income                                                98
  Other Revenues                                                     844
                                                                   -----
        Total Net Revenues                                         4,372
                                                                   -----

Expenses:
  Marketing and Promotion                                            345
  Provision for Losses and Claims:
    Charge Card                                                      344
    Lending                                                          332
    Other                                                             28
                                                                   -----
      Total                                                          704
  Charge Card Interest Expense                                       350
  Human Resources                                                  1,048
  Other Operating Expenses                                         1,204
                                                                   -----
        Total Expenses                                             3,651
                                                                   -----
Pretax Income                                                        721
Income Tax Provision                                                 216
                                                                   -----
Net Income                                                          $505
                                                                   =====



                                                               Quarters Ended
                                                                  March 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,805
  Net Card Fees                                                      405
  Lending:
    Finance Charge Revenue                                           887
    Interest Expense                                                 332
                                                                   -----
      Net Finance Charge Revenue                                     555
  Travel Commissions and Fees                                        438
  TC Investment Income                                                91
  Other Revenues                                                     833
                                                                   -----
        Total Net Revenues                                         4,127
                                                                   -----

Expenses:
  Marketing and Promotion                                            331
  Provision for Losses and Claims:
    Charge Card                                                      278
    Lending                                                          335
    Other                                                             29
                                                                   -----
      Total                                                          642
  Charge Card Interest Expense                                       314
  Human Resources                                                  1,016
  Other Operating Expenses                                         1,193
                                                                   -----
        Total Expenses                                             3,496
                                                                   -----
Pretax Income                                                        631
Income Tax Provision                                                 183
                                                                   -----
Net Income                                                          $448
                                                                   =====



                                                               Quarters Ended
                                                                 December 31,
                                                                    1999
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,865
  Net Card Fees                                                      408
  Lending:
    Finance Charge Revenue                                           802
    Interest Expense                                                 302
                                                                   -----
      Net Finance Charge Revenue                                     500
  Travel Commissions and Fees                                        459
  TC Investment Income                                                88
  Other Revenues                                                     789
                                                                   -----
        Total Net Revenues                                         4,109
                                                                   -----

Expenses:
  Marketing and Promotion                                            344
  Provision for Losses and Claims:
    Charge Card                                                      227
    Lending                                                          332
    Other                                                             24
                                                                   -----
      Total                                                          583
  Charge Card Interest Expense                                       300
  Human Resources                                                  1,033
  Other Operating Expenses                                         1,282
                                                                   -----
        Total Expenses                                             3,542
                                                                   -----
Pretax Income                                                        567
Income Tax Provision                                                 161
                                                                   -----
Net Income                                                          $406
                                                                   =====


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $26 million ($17 million after-tax) in the third quarter of 2000, $80 million ($52 million after-tax) in the second quarter of 2000 and $36 million ($23 million after-tax) in the first quarter of 2000, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.





(Preliminary)               Travel Related Services
                            -----------------------
                              Statements of Income
                              --------------------
                        (Unaudited, GAAP Reporting Basis)

(Dollars in millions)
                                                               Quarters Ended
                                                                 December 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $2,062
  Net Card Fees                                                      417
  Lending:
    Finance Charge Revenue                                           498
    Interest Expense                                                 277
                                                                   -----
      Net Finance Charge Revenue                                     221
  Travel Commissions and Fees                                        442
  TC Investment Income                                                95
  Other Revenues                                                   1,184
                                                                   -----
        Total Net Revenues                                         4,421
                                                                   -----

Expenses:
  Marketing and Promotion                                            314
  Provision for Losses and Claims:
    Charge Card                                                      228
    Lending                                                          277
    Other                                                             19
                                                                   -----
      Total                                                          524
  Charge Card Interest Expense                                       336
  Net Discount Expense                                               114
  Human Resources                                                  1,046
  Other Operating Expenses                                         1,446
                                                                   -----
        Total Expenses                                             3,780
                                                                   -----
Pretax Income                                                        641
Income Tax Provision                                                 171
                                                                   -----
Net Income                                                          $470
                                                                   =====




                                                               Quarters Ended
                                                                September 30,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,963
  Net Card Fees                                                      418
  Lending:
    Finance Charge Revenue                                           504
    Interest Expense                                                 272
                                                                   -----
      Net Finance Charge Revenue                                     232
  Travel Commissions and Fees                                        433
  TC Investment Income                                               103
  Other Revenues                                                   1,190
                                                                   -----
        Total Net Revenues                                         4,339
                                                                   -----

Expenses:
  Marketing and Promotion                                            373
  Provision for Losses and Claims:
    Charge Card                                                      236
    Lending                                                          267
    Other                                                             29
                                                                   -----
      Total                                                          532
  Charge Card Interest Expense                                       312
  Net Discount Expense                                               119
  Human Resources                                                  1,017
  Other Operating Expenses                                         1,265
                                                                   -----
        Total Expenses                                             3,618
                                                                   -----
Pretax Income                                                        721
Income Tax Provision                                                 214
                                                                   -----
Net Income                                                          $507
                                                                   =====



                                                               Quarters Ended
                                                                   June 30,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,949
  Net Card Fees                                                      411
  Lending:
    Finance Charge Revenue                                           500
    Interest Expense                                                 258
                                                                   -----
      Net Finance Charge Revenue                                     242
  Travel Commissions and Fees                                        507
  TC Investment Income                                                98
  Other Revenues                                                   1,117
                                                                   -----
        Total Net Revenues                                         4,324
                                                                   -----

Expenses:
  Marketing and Promotion                                            393
  Provision for Losses and Claims:
    Charge Card                                                      302
    Lending                                                          170
    Other                                                             28
                                                                   -----
      Total                                                          500
  Charge Card Interest Expense                                       295
  Net Discount Expense                                               131
  Human Resources                                                  1,048
  Other Operating Expenses                                         1,236
                                                                   -----
        Total Expenses                                             3,603
                                                                   -----
Pretax Income                                                        721
Income Tax Provision                                                 216
                                                                   -----
Net Income                                                          $505
                                                                   =====



                                                               Quarters Ended
                                                                  March 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,805
  Net Card Fees                                                      405
  Lending:
    Finance Charge Revenue                                           524
    Interest Expense                                                 231
                                                                   -----
      Net Finance Charge Revenue                                     293
  Travel Commissions and Fees                                        438
  TC Investment Income                                                91
  Other Revenues                                                   1,006
                                                                   -----
        Total Net Revenues                                         4,038
                                                                   -----

Expenses:
  Marketing and Promotion                                            352
  Provision for Losses and Claims:
    Charge Card                                                      241
    Lending                                                          175
    Other                                                             29
                                                                   -----
      Total                                                          445
  Charge Card Interest Expense                                       260
  Net Discount Expense                                               126
  Human Resources                                                  1,016
  Other Operating Expenses                                         1,208
                                                                   -----
        Total Expenses                                             3,407
                                                                   -----
Pretax Income                                                        631
Income Tax Provision                                                 183
                                                                   -----
Net Income                                                          $448
                                                                   =====



                                                               Quarters Ended
                                                                 December 31,
                                                                    1999
                                                                    ----
Net Revenues:
  Discount Revenue                                                $1,865
  Net Card Fees                                                      408
  Lending:
    Finance Charge Revenue                                           526
    Interest Expense                                                 197
                                                                   -----
      Net Finance Charge Revenue                                     329
  Travel Commissions and Fees                                        459
  TC Investment Income                                                88
  Other Revenues                                                     902
                                                                   -----
        Total Net Revenues                                         4,051
                                                                   -----

Expenses:
  Marketing and Promotion                                            344
  Provision for Losses and Claims:
    Charge Card                                                      213
    Lending                                                          241
    Other                                                             24
                                                                   -----
      Total                                                          478
  Charge Card Interest Expense                                       246
  Net Discount Expense                                               101
  Human Resources                                                  1,033
  Other Operating Expenses                                         1,282
                                                                   -----
        Total Expenses                                             3,484
                                                                   -----
Pretax Income                                                        567
Income Tax Provision                                                 161
                                                                   -----
Net Income                                                          $406
                                                                   =====




(Preliminary)             Travel Related Services
                          -----------------------
                    Selected Statistical Information
                    --------------------------------
                                   (Unaudited)
(Amounts in billions, except percentages and where indicated)

                                                               Quarters Ended
                                                                 December 31,
                                                                     2000
                                                                     ----
Total Cards in Force (millions):
  United States                                                      33.3
  Outside the United States                                          18.4
                                                                    -----
      Total                                                          51.7
                                                                    =====
Basic Cards in Force (millions):
  United States                                                      26.3
  Outside the United States                                          13.9
                                                                    -----
      Total                                                          40.2
                                                                    =====
Card Billed Business:
  United States                                                     $59.0
  Outside the United States                                          20.0
                                                                    -----
      Total                                                         $79.0
                                                                    =====
Average Discount Rate (A)                                            2.69 %
Average Basic Cardmember
  Spending (dollars) (A)                                           $2,113
Average Fee per Card - Managed (dollars) (A)                          $35
Non-Amex Brand (B):
  Cards in Force (millions)                                           0.6
  Billed Business                                                    $1.1
Travel Sales                                                         $5.5
  Travel Commissions and Fees/Sales (C)                               8.0 %
Travelers Cheque:
  Sales                                                              $5.1
  Average Outstanding                                                $6.2
  Average Investments                                                $6.2
  Tax Equivalent Yield                                                9.1 %
Total Debt                                                          $40.0
Shareholder's Equity                                                 $6.6
Return on Average Equity (D)                                         33.0 %
Return on Average Assets (D)                                          3.0 %



                                                               Quarters Ended
                                                                 September 30,
                                                                     2000
                                                                     ----
Total Cards in Force (millions):
  United States                                                      32.9
  Outside the United States                                          17.5
                                                                    -----
      Total                                                          50.4
                                                                    =====
Basic Cards in Force (millions):
  United States                                                      25.8
  Outside the United States                                          13.4
                                                                    -----
      Total                                                          39.2
                                                                    =====
Card Billed Business:
  United States                                                     $56.2
  Outside the United States                                          18.6
                                                                    -----
      Total                                                         $74.8
                                                                    =====
Average Discount Rate (A)                                            2.70 %
Average Basic Cardmember
  Spending (dollars) (A)                                           $2,041
Average Fee per Card - Managed (dollars) (A)                          $36
Non-Amex Brand (B):
  Cards in Force (millions)                                           0.6
  Billed Business                                                    $0.8
Travel Sales                                                         $5.4
  Travel Commissions and Fees/Sales (C)                               8.0 %
Travelers Cheque:
  Sales                                                              $7.7
  Average Outstanding                                                $6.9
  Average Investments                                                $6.7
  Tax Equivalent Yield                                                8.8 %
Total Debt                                                          $35.2
Shareholder's Equity                                                 $6.3
Return on Average Equity (D)                                         32.6 %
Return on Average Assets (D)                                          3.0 %



                                                               Quarters Ended
                                                                    June 30,
                                                                     2000
                                                                     ----
Total Cards in Force (millions):
  United States                                                      32.5
  Outside the United States                                          16.9
                                                                    -----
      Total                                                          49.4
                                                                    =====
Basic Cards in Force (millions):
  United States                                                      25.3
  Outside the United States                                          12.9
                                                                    -----
      Total                                                          38.2
                                                                    =====
Card Billed Business:
  United States                                                     $55.8
  Outside the United States                                          18.7
                                                                    -----
      Total                                                         $74.5
                                                                    =====
Average Discount Rate (A)                                            2.69 %
Average Basic Cardmember
  Spending (dollars) (A)                                           $2,085
Average Fee per Card - Managed (dollars) (A)                          $36
Non-Amex Brand (B):
  Cards in Force (millions)                                           0.6
  Billed Business                                                    $0.7
Travel Sales                                                         $6.2
  Travel Commissions and Fees/Sales (C)                               8.2 %
Travelers Cheque:
  Sales                                                              $6.7
  Average Outstanding                                                $6.5
  Average Investments                                                $6.2
  Tax Equivalent Yield                                                8.9 %
Total Debt                                                          $31.1
Shareholder's Equity                                                 $6.0
Return on Average Equity (D)                                         32.2 %
Return on Average Assets (D)                                          3.0 %



                                                               Quarters Ended
                                                                   March 31,
                                                                     2000
                                                                     ----
Total Cards in Force (millions):
  United States                                                      31.4
  Outside the United States                                          16.5
                                                                    -----
      Total                                                          47.9
                                                                    =====
Basic Cards in Force (millions):
  United States                                                      24.5
  Outside the United States                                          12.6
                                                                    -----
      Total                                                          37.1
                                                                    =====
Card Billed Business:
  United States                                                     $50.6
  Outside the United States                                          17.7
                                                                    -----
      Total                                                         $68.3
                                                                    =====
Average Discount Rate (A)                                            2.72 %
Average Basic Cardmember
  Spending (dollars) (A)                                           $1,980
Average Fee per Card - Managed (dollars) (A)                          $37
Non-Amex Brand (B):
  Cards in Force (millions)                                           0.6
  Billed Business                                                    $0.5
Travel Sales                                                         $5.5
  Travel Commissions and Fees/Sales (C)                               8.0 %
Travelers Cheque:
  Sales                                                              $5.1
  Average Outstanding                                                $6.1
  Average Investments                                                $6.0
  Tax Equivalent Yield                                                8.9 %
Total Debt                                                          $33.9
Shareholder's Equity                                                 $5.8
Return on Average Equity (D)                                         31.6 %
Return on Average Assets (D)                                          3.0 %



                                                               Quarters Ended
                                                                 December 31,
                                                                    1999
                                                                    ----
Total Cards in Force (millions):
  United States                                                     29.9
  Outside the United States                                         16.1
                                                                   -----
      Total                                                         46.0
                                                                   =====
Basic Cards in Force (millions):
  United States                                                     23.4
  Outside the United States                                         12.3
                                                                   -----
      Total                                                         35.7
                                                                   =====
Card Billed Business:
  United States                                                    $51.7
  Outside the United States                                         19.1
                                                                   -----
      Total                                                        $70.8
                                                                   =====
Average Discount Rate (A)                                           2.71 %
Average Basic Cardmember
  Spending (dollars) (A)                                          $2,102
Average Fee per Card - Managed (dollars) (A)                         $38
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.3
  Billed Business                                                   $0.2
Travel Sales                                                        $5.6
  Travel Commissions and Fees/Sales (C)                              8.2 %
Travelers Cheque:
  Sales                                                             $5.4
  Average Outstanding                                               $6.1
  Average Investments                                               $5.9
  Tax Equivalent Yield                                               8.8 %
Total Debt                                                         $35.7
Shareholder's Equity                                                $5.5
Return on Average Equity (D)                                        31.2 %
Return on Average Assets (D)                                         3.1 %

(A)  Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)  Computed from information provided herein.
(D)  Excluding the effect of SFAS No. 115.




(Preliminary)                Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                           (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                                                Quarters Ended
                                                                  December 31,
                                                                     2000
                                                                     ----
Charge Card Receivables:
  Total Receivables                                                 $29.0
  90 Days Past Due as a % of Total                                    2.3 %
  Loss Reserves (millions)                                           $964
    % of Receivables                                                  3.3 %
    % of 90 Days Past Due                                             142 %
  Net Loss Ratio                                                     0.36 %

U.S. Cardmember Lending:
  Total Loans                                                       $28.7
  Past Due Loans as a % of Total:
    30-89 Days                                                        1.9 %
    90+ Days                                                          0.9 %
  Loss Reserves (millions):
    Beginning Balance                                                $731
      Provision                                                       377
      Net Charge-Offs/Other                                          (288)
                                                                      ---
    Ending Balance                                                   $820
                                                                      ===
    % of Loans                                                        2.9 %
    % of Past Due                                                     104 %
  Average Loans                                                     $27.6
  Net Write-Off Rate                                                  4.4 %
  Net Interest Yield                                                  7.7 %


                                                                Quarters Ended
                                                                 September 30,
                                                                      2000
                                                                      ----
Charge Card Receivables:
  Total Receivables                                                  $28.1
  90 Days Past Due as a % of Total                                     2.3 %
  Loss Reserves (millions)                                            $987
    % of Receivables                                                   3.5 %
    % of 90 Days Past Due                                              152 %
  Net Loss Ratio                                                      0.37 %

U.S. Cardmember Lending:
  Total Loans                                                        $27.1
  Past Due Loans as a % of Total:
    30-89 Days                                                         1.8 %
    90+ Days                                                           0.8 %
  Loss Reserves (millions):
    Beginning Balance                                                 $686
      Provision                                                        328
      Net Charge-Offs/Other                                           (283)
                                                                       ---
    Ending Balance                                                    $731
                                                                       ===
    % of Loans                                                         2.7 %
    % of Past Due                                                      103 %
  Average Loans                                                      $26.6
  Net Write-Off Rate                                                   4.3 %
  Net Interest Yield                                                   7.8 %


                                                                Quarters Ended
                                                                   June 30,
                                                                     2000
                                                                     ----
Charge Card Receivables:
  Total Receivables                                                 $27.4
  90 Days Past Due as a % of Total                                    2.4 %
  Loss Reserves (millions)                                           $986
    % of Receivables                                                  3.6 %
    % of 90 Days Past Due                                             153 %
  Net Loss Ratio                                                     0.36 %

U.S. Cardmember Lending:
  Total Loans                                                       $25.9
  Past Due Loans as a % of Total:
    30-89 Days                                                        1.6 %
    90+ Days                                                          0.8 %
  Loss Reserves (millions):
    Beginning Balance                                                $689
      Provision                                                       268
      Net Charge-Offs/Other                                          (271)
                                                                      ---
    Ending Balance                                                   $686
                                                                      ===
    % of Loans                                                        2.6 %
    % of Past Due                                                     109 %
  Average Loans                                                     $25.2
  Net Write-Off Rate                                                  4.4 %
  Net Interest Yield                                                  7.4 %


                                                                Quarters Ended
                                                                   March 31,
                                                                     2000
                                                                     ----
Charge Card Receivables:
  Total Receivables                                                 $26.8
  90 Days Past Due as a % of Total                                    2.6 %
  Loss Reserves (millions)                                           $894
    % of Receivables                                                  3.3 %
    % of 90 Days Past Due                                             129 %
  Net Loss Ratio                                                     0.34 %

U.S. Cardmember Lending:
  Total Loans                                                       $24.2
  Past Due Loans as a % of Total:
    30-89 Days                                                        1.8 %
    90+ Days                                                          0.8 %
  Loss Reserves (millions):
    Beginning Balance                                                $672
      Provision                                                       285
      Net Charge-Offs/Other                                          (268)
                                                                      ---
    Ending Balance                                                   $689
                                                                      ===
    % of Loans                                                        2.8 %
    % of Past Due                                                     109 %
  Average Loans                                                     $23.6
  Net Write-Off Rate                                                  4.6 %
  Net Interest Yield                                                  7.8 %


                                                               Quarters Ended
                                                                 December 31,
                                                                     1999
                                                                     ----
Charge Card Receivables:
  Total Receivables                                                 $27.0
  90 Days Past Due as a % of Total                                    2.5 %
  Loss Reserves (millions)                                           $857
    % of Receivables                                                  3.2 %
    % of 90 Days Past Due                                             126 %
  Net Loss Ratio                                                     0.40 %

U.S. Cardmember Lending:
  Total Loans                                                       $23.4
  Past Due Loans as a % of Total:
    30-89 Days                                                        1.8 %
    90+ Days                                                          0.8 %
  Loss Reserves (millions):
    Beginning Balance                                                $636
      Provision                                                       277
      Net Charge-Offs/Other                                          (241)
                                                                      ---
    Ending Balance                                                   $672
                                                                      ===
    % of Loans                                                        2.9 %
    % of Past Due                                                     110 %
  Average Loans                                                     $21.7
  Net Write-Off Rate                                                  4.5 %
  Net Interest Yield                                                  7.7 %





(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                               Statements of Income
                               -------------------
                                   (Unaudited)
(Dollars in millions)
                                                 Quarters Ended
                                                   December 31,
                                                ----------------    Percentage
                                                2000        1999     Inc/(Dec)
                                                ----        ----     ---------
Net Revenues:
  Investment Income                             $546        $668       (18.2) %
  Management and Distribution Fees               722         616        17.3
  Other Revenues                                 273         245        11.3
                                               -----       -----
    Total Revenues                             1,541       1,529         0.8
  Provision for Losses and Benefits:
    Annuities                                    251         276        (8.8)
    Insurance                                    134         130         3.0
    Investment Certificates                       90         124       (27.4)
                                               -----       -----
      Total                                      475         530       (10.3)
                                               -----       -----
    Net Revenues                               1,066         999         6.7
                                               -----       -----

Expenses:
  Human Resources                                540         443        22.0
  Other Operating Expenses                       182         209       (13.1)
                                               -----       -----
    Total Expenses                               722         652        10.8
                                               -----       -----
Pretax Income                                    344         347        (0.9)
Income Tax Provision                             102         109        (6.5)
                                               -----       -----
Net Income                                      $242        $238         1.7
                                               =====       =====



                                                   Years Ended
                                                   December 31,
                                                ----------------    Percentage
                                                2000        1999     Inc/(Dec)
                                                ----        ----     ---------
Net Revenues:
  Investment Income                           $2,292      $2,443        (6.2) %
  Management and Distribution Fees             2,812       2,270        23.9
  Other Revenues                               1,026         923        11.1
                                               -----       -----
    Total Revenues                             6,130       5,636         8.8
  Provision for Losses and Benefits:
    Annuities                                  1,018       1,071        (4.9)
    Insurance                                    556         522         6.5
    Investment Certificates                      337         306         9.9
                                               -----       -----
      Total                                    1,911       1,899         0.6
                                               -----       -----
    Net Revenues                               4,219       3,737        12.9
                                               -----       -----

Expenses:
  Human Resources                              2,093       1,744        20.0
  Other Operating Expenses                       643         630         2.1
                                               -----       -----
    Total Expenses                             2,736       2,374        15.2
                                               -----       -----
Pretax Income                                  1,483       1,363         8.8
Income Tax Provision                             451         428         5.3
                                               -----       -----
Net Income                                    $1,032        $935        10.4
                                               =====       =====




(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)
                                                 Quarters Ended
                                                   December 31,
                                                ----------------    Percentage
                                                2000        1999     Inc/(Dec)
                                                ----        ----     ---------
Investments (billions)                         $30.5       $30.3         0.7 %
Client Contract Reserves (billions)            $31.4       $31.0         1.6
Shareholder's Equity (billions)                 $4.4        $3.9        14.7
Return on Average Equity*                       22.6 %      22.9 %         -

Life Insurance in Force (billions)              98.1       $89.2         9.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions            $53.8       $55.5        (3.0)
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                 32.3        35.9        (9.9)
        Other Owned Assets                      41.3        38.7         6.0
                                               -----       -----
          Total Owned Assets                    73.6        74.6        (1.5)
      Managed Assets                           112.0       115.1        (2.8)
      Administered Assets                       34.4        24.8        38.6
                                               -----       -----
        Total                                 $273.8      $270.0         1.4
                                               =====       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                  $(4,937)     $6,726           -
    Other Owned Assets                          $153       $(254)          -
    Total Managed Assets                    $(14,925)    $20,745           -

Sales of Selected Products:
  Mutual Funds                                $9,890      $8,611        14.9
  Annuities                                    1,493         939        59.0
  Investment Certificates                        722         993       (27.2)
  Life and Other Insurance Products              225         224         0.7
  Institutional                                1,090       1,928       (43.5)
  Other                                        1,508         870        73.4
                                               -----       -----
Total Cash Sales                             $14,928     $13,565        10.1
                                              ======      ======

Number of Financial Advisors                  12,663      11,366        11.4
Fees from Financial Plans and Advice Services  $21.4       $22.1        (3.0)
Percentage of Total Sales from Financial Plans
  and Advice Services                           70.3 %      67.4 %         -


                                                   Years Ended
                                                   December 31,
                                                ----------------    Percentage
                                                2000        1999     Inc/(Dec)
                                                ----        ----     ---------
Investments (billions)                         $30.5       $30.3         0.7 %
Client Contract Reserves (billions)            $31.4       $31.0         1.6
Shareholder's Equity (billions)                 $4.4        $3.9        14.7
Return on Average Equity*                       22.6 %      22.9 %         -

Life Insurance in Force (billions)              98.1       $89.2         9.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions            $53.8       $55.5        (3.0)
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                 32.3        35.9        (9.9)
        Other Owned Assets                      41.3        38.7         6.0
                                               -----       -----
          Total Owned Assets                    73.6        74.6        (1.5)
      Managed Assets                           112.0       115.1        (2.8)
      Administered Assets                       34.4        24.8        38.6
                                               -----       -----
        Total                                 $273.8      $270.0         1.4
                                               =====       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                  $(5,109)     $8,172           -
    Other Owned Assets                          $106     $(1,126)          -
    Total Managed Assets                    $(14,469)    $23,774           -

Sales of Selected Products:
  Mutual Funds                               $44,068     $34,269        28.6
  Annuities                                    5,886       3,902        50.9
  Investment Certificates                      3,297       3,591        (8.2)
  Life and Other Insurance Products              900         746        20.7
  Institutional                                5,366       5,012         7.1
  Other                                        3,557       3,514         1.2
                                               -----       -----
Total Cash Sales                             $63,074     $51,034        23.6
                                              ======      ======
Number of Financial Advisors                  12,663      11,366        11.4
Fees from Financial Plans and
  Advice Services                              $97.7       $88.5        10.4
Percentage of Total Sales from
  Financial Plans and Advice Services           68.1 %      66.7           -

*  Excluding the effect of SFAS No. 115.

Note: In the first quarter of 2000, reporting of data related to cash sales and assets owned, managed and administered was revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.





(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                              Statements of Income
                               -------------------
                                   (Unaudited)
(Dollars in millions)
                                                                Quarters Ended
                                                                 December 31,
                                                                     2000
                                                                     ----
Net Revenues:
  Investment Income                                                  $546
  Management and Distribution Fees                                    722
  Other Revenues                                                      273
                                                                    -----
    Total Revenues                                                  1,541
  Provision for Losses and Benefits:
    Annuities                                                         251
    Insurance                                                         134
    Investment Certificates                                            90
                                                                    -----
      Total                                                           475
                                                                    -----
    Net Revenues                                                    1,066
                                                                    -----

Expenses:
  Human Resources                                                     540
  Other Operating Expenses                                            182
                                                                    -----
    Total Expenses                                                    722
                                                                    -----
Pretax Income                                                         344
Income Tax Provision                                                  102
                                                                    -----
Net Income                                                           $242
                                                                    =====


                                                                Quarters Ended
                                                                 September 30,
                                                                     2000
                                                                     ----
Net Revenues:
  Investment Income                                                  $582
  Management and Distribution Fees                                    700
  Other Revenues                                                      258
                                                                    -----
    Total Revenues                                                  1,540
  Provision for Losses and Benefits:
    Annuities                                                         253
    Insurance                                                         146
    Investment Certificates                                            89
                                                                    -----
      Total                                                           488
                                                                    -----
    Net Revenues                                                    1,052
                                                                    -----

Expenses:
  Human Resources                                                     527
  Other Operating Expenses                                            138
                                                                    -----
    Total Expenses                                                    665
                                                                    -----
Pretax Income                                                         387
Income Tax Provision                                                  118
                                                                    -----
Net Income                                                           $269
                                                                    =====


                                                                Quarters Ended
                                                                   June 30,
                                                                     2000
                                                                     ----
Net Revenues:
  Investment Income                                                  $592
  Management and Distribution Fees                                    701
  Other Revenues                                                      248
                                                                    -----
    Total Revenues                                                  1,541
  Provision for Losses and Benefits:
    Annuities                                                         254
    Insurance                                                         138
    Investment Certificates                                            68
                                                                    -----
      Total                                                           460
                                                                    -----
    Net Revenues                                                    1,081
                                                                    -----

Expenses:
  Human Resources                                                     528
  Other Operating Expenses                                            156
                                                                    -----
    Total Expenses                                                    684
                                                                    -----
Pretax Income                                                         397
Income Tax Provision                                                  122
                                                                    -----
Net Income                                                           $275
                                                                    =====


                                                                Quarters Ended
                                                                   March 31,
                                                                     2000
                                                                     ----
Net Revenues:
  Investment Income                                                  $572
  Management and Distribution Fees                                    688
  Other Revenues                                                      246
                                                                    -----
    Total Revenues                                                  1,506
  Provision for Losses and Benefits:
    Annuities                                                         259
    Insurance                                                         139
    Investment Certificates                                            89
                                                                    -----
      Total                                                           487
                                                                    -----
    Net Revenues                                                    1,019
                                                                    -----

Expenses:
  Human Resources                                                     498
  Other Operating Expenses                                            166
                                                                    -----
    Total Expenses                                                    664
                                                                    -----
Pretax Income                                                         355
Income Tax Provision                                                  110
                                                                    -----
Net Income                                                           $245
                                                                    =====


                                                                Quarters Ended
                                                                 December 31,
                                                                     1999
                                                                     ----
Net Revenues:
  Investment Income                                                  $668
  Management and Distribution Fees                                    616
  Other Revenues                                                      245
                                                                    -----
    Total Revenues                                                  1,529
  Provision for Losses and Benefits:
    Annuities                                                         276
    Insurance                                                         130
    Investment Certificates                                           124
                                                                    -----
      Total                                                           530
                                                                    -----
    Net Revenues                                                      999
                                                                    -----

Expenses:
  Human Resources                                                     443
  Other Operating Expenses                                            209
                                                                    -----
    Total Expenses                                                    652
                                                                    -----
Pretax Income                                                         347
Income Tax Provision                                                  109
                                                                    -----
Net Income                                                           $238
                                                                    =====






(Preliminary)       American Express Financial Advisors
                    -----------------------------------
                     Selected Statistical Information
                     --------------------------------
                               (Unaudited)

(Dollars in millions, except where indicated)
                                                               Quarters Ended
                                                                 December 31,
                                                                     2000
                                                                     ----

Investments (billions)                                               $30.5
Client Contract Reserves (billions)                                  $31.4
Shareholder's Equity (billions)                                       $4.4
Return on Average Equity*                                             22.6 %

Life Insurance in Force (billions)                                    98.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                  $53.8
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                       32.3
        Other Owned Assets                                            41.3
                                                                   -------
          Total Owned Assets                                          73.6
      Managed Assets                                                 112.0
      Administered Assets                                             34.4
                                                                   -------
        Total                                                       $273.8
                                                                   =======
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                       $ (4,937)
    Other Owned Assets                                                $153
  Total Managed Assets                                            $(14,925)

Cash Sales:
  Mutual Funds                                                      $9,890
  Annuities                                                          1,493
  Investment Certificates                                              722
  Life and Other Insurance Products                                    225
  Institutional                                                      1,090
  Other                                                              1,508
                                                                   -------
Total Cash Sales                                                   $14,928
                                                                   =======

Number of Financial Advisors                                        12,663
Fees from Financial Plans and Advice Services                        $21.4
Percentage of Total Sales from Financial Plans
  and Advice Services                                                 70.3 %






                                                               Quarters Ended
                                                                September 30,
                                                                     2000
                                                                     ----

Investments (billions)                                              $30.0
Client Contract Reserves (billions)                                 $31.4
Shareholder's Equity (billions)                                      $4.2
Return on Average Equity*                                            23.1 %

Life Insurance in Force (billions)                                  $95.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                 $55.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                      36.6
        Other Owned Assets                                           40.6
                                                                   ------
          Total Owned Assets                                         77.2
      Managed Assets                                                122.0
      Administered Assets                                            38.0
                                                                   ------
        Total                                                      $293.1
                                                                   ======

Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                         $(203)
    Other Owned Assets                                               $163
  Total Managed Assets                                               $(76)

Cash Sales:
  Mutual Funds                                                    $11,698
  Annuities                                                         1,465
  Investment Certificates                                             868
  Life and Other Insurance Products                                   220
  Institutional                                                     1,169
  Other                                                               815
                                                                   ------
Total Cash Sales                                                  $16,235
                                                                   ======

Number of Financial Advisors                                       12,137
Fees from Financial Plans and Advice Services                       $26.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                                69.2 %



                                                               Quarters Ended
                                                                  June 30,
                                                                     2000
                                                                     ----

Investments (billions)                                              $30.0
Client Contract Reserves (billions)                                 $31.0
Shareholder's Equity (billions)                                      $4.0
Return on Average Equity*                                            23.1 %

Life Insurance in Force (billions)                                  $93.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                 $56.1
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                      36.5
        Other Owned Assets                                           39.9
                                                                   ------
          Total Owned Assets                                         76.4
      Managed Assets                                                119.6
      Administered Assets                                            34.1
                                                                   ------
        Total                                                      $286.2
                                                                   ======
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                       $(2,301)
    Other Owned Assets                                               $(90)
  Total Managed Assets                                            $(6,488)

Cash Sales:
  Mutual Funds                                                    $10,376
  Annuities                                                         1,566
  Investment Certificates                                             871
  Life and Other Insurance Products                                   219
  Institutional                                                     1,557
  Other                                                               661
                                                                   ------
Total Cash Sales                                                  $15,250
                                                                   ======

Number of Financial Advisors                                       11,486
Fees from Financial Plans and Advice Services                       $23.9
Percentage of Total Sales from Financial Plans
  and Advice Services                                                66.1 %



                                                               Quarters Ended
                                                                   March 31,
                                                                     2000
                                                                     ----

Investments (billions)                                              $30.3
Client Contract Reserves (billions)                                 $31.0
Shareholder's Equity (billions)                                      $3.9
Return on Average Equity*                                            23.0 %

Life Insurance in Force (billions)                                  $91.7
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                 $57.4
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                      38.4
        Other Owned Assets                                           39.8
                                                                   ------
          Total Owned Assets                                         78.2
      Managed Assets                                                122.7
      Administered Assets                                            31.2
                                                                   ------
        Total                                                      $289.5
                                                                   ======
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $2,332
    Other Owned Assets                                              $(120)
  Total Managed Assets                                             $7,020

Cash Sales:
  Mutual Funds                                                    $12,104
  Annuities                                                         1,362
  Investment Certificates                                             835
  Life and Other Insurance Products                                   237
  Institutional                                                     1,551
  Other                                                               573
                                                                   ------
Total Cash Sales                                                  $16,662
                                                                   ======

Number of Financial Advisors                                       11,094
Fees from Financial Plans and Advice Services                       $26.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                                66.9 %

                                                               Quarters Ended
                                                                December 31,
                                                                    1999
                                                                    ----

Investments (billions)                                              $30.3
Client Contract Reserves (billions)                                 $31.0
Shareholder's Equity (billions)                                      $3.9
Return on Average Equity*                                            22.9 %

Life Insurance in Force (billions)                                  $89.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                 $55.5
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                      35.9
        Other Owned Assets                                           38.7
                                                                   ------
          Total Owned Assets                                         74.6
      Managed Assets                                                115.1
      Administered Assets                                            24.8
                                                                   ------
        Total                                                      $270.0
                                                                   ======
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $6,726
    Other Owned Assets                                              $(254)
  Total Managed Assets                                            $20,745

Cash Sales:
  Mutual Funds                                                     $8,611
  Annuities                                                           939
  Investment Certificates                                             993
  Life and Other Insurance Products                                   224
  Institutional                                                     1,928
  Other                                                               870
                                                                   ------
Total Cash Sales                                                  $13,565
                                                                   ======

Number of Financial Advisors                                       11,366
Fees from Financial Plans and Advice Services                       $22.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                                67.4 %


*  Excluding the effect of SFAS No. 115.
Note: In the first quarter of 2000, reporting of data related to cash sales and assets owned, managed and administered was revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.






(Preliminary)               American Express Bank
                            ---------------------
                             Statements of Income
                             --------------------
                                 (Unaudited)

(Dollars in millions)

                                            Quarters Ended
                                             December 31,
                                            --------------        Percentage
                                            2000      1999         Inc/(Dec)
                                            ----      ----         ---------

Net Revenues:
  Interest Income                           $181      $180            0.8 %
  Interest Expense                           122       112            8.8
                                             ---       ---
    Net Interest Income                       59        68          (12.5)
  Commissions and Fees                        52        48            8.9
  Foreign Exchange Income & Other Revenue     33        31            4.9
                                             ---       ---
    Total Net Revenues                       144       147           (1.8)
                                             ---       ---

Expenses:
  Human Resources                             60        69          (12.9)
  Other Operating Expenses                    68        68            1.1
  Provision for Losses                         8         4              #
                                             ---       ---
    Total Expenses                           136       141           (2.9)
                                             ---       ---
Pretax Income                                  8         6           21.3
Income Tax Provision                           2         2          (34.8)
                                             ---       ---
Net Income                                    $6        $4           49.6
                                             ===       ===


                                              Years Ended
                                              December 31,
                                              ------------        Percentage
                                            2000      1999         Inc/(Dec)
                                            ----      ----        ----------

Net Revenues:
  Interest Income                           $735      $737           (0.2) %
  Interest Expense                           484       446            8.6
                                             ---       ---
    Net Interest Income                      251       291          (13.7)
  Commissions and Fees                       214       179           19.3
  Foreign Exchange Income & Other Revenue    126       151          (16.1)
                                             ---       ---
    Total Net Revenues                       591       621           (4.8)
                                             ===       ===

Expenses:
  Human Resources                            257       271           (5.2)
  Other Operating Expenses                   273       294           (7.2)
  Provision for Losses                        28        29           (1.5)
                                             ---       ---
    Total Expenses                           558       594           (6.0)
                                             ---       ---
Pretax Income                                 33        27           22.7
Income Tax Provision                           4         5           (6.1)
                                             ---       ---
Net Income                                   $29       $22           29.2
                                             ===       ===

#  Denotes variance of more than 100%.


(Preliminary)               American Express Bank
                            ---------------------
                       Selected Statistical Information
                       --------------------------------
                                  (Unaudited)

(Dollars in billions, except where indicated)

                                            Quarters Ended
                                             December 31,
                                            --------------        Percentage
                                            2000      1999         Inc/(Dec)
                                            ----      ----         --------

Total Shareholder's Equity (millions)       $754      $691            9.2 %
Return on Average Common Equity (A)          4.4 %     3.5 %            -
Return on Average Assets (A)                0.26 %    0.20 %            -
Total Loans                                 $5.3      $5.1            4.8
Total Non-performing Loans (millions)       $137      $168          (18.5)
Other Non-performing Assets (millions)       $24       $37          (35.0)
Reserve for Credit Losses (millions) (B)    $153      $189          (18.7)
Loan Loss Reserves as a % of Total Loans     2.6 %     3.3 %            -
Deposits                                    $8.0      $8.3           (4.7)
Assets Managed (C)/Administered            $10.6      $8.6           22.9
Assets of Non-Consolidated Joint
    Ventures                                $2.1      $2.2           (5.2)
Risk-Based Capital Ratios:
    Tier 1                                  10.1 %     9.9 %            -
    Total                                   11.4 %    12.0 %            -
Leverage Ratio                               5.9 %     5.6 %            -

(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                 $137      $169
      Other Assets, primarily derivatives     14        16
      Other Liabilities                        2         4
                                            ----      ----
        Total Credit Loss Reserves          $153      $189
                                            ====      ====

(C) Includes assets managed by American Express Financial Advisors.







                                             Years Ended
                                             December 31,
                                             ------------         Percentage
                                            2000      1999         Inc/(Dec)
                                            ----      ----         ---------

Total Shareholder's Equity (millions)       $754      $691            9.2 %
Return on Average Common Equity (A)          4.4 %     3.5 %            -
Return on Average Assets (A)                0.26 %    0.20 %            -
Total Loans                                 $5.3      $5.1            4.8
Total Non-performing Loans (millions)       $137      $168          (18.5)
Other Non-performing Assets (millions)       $24       $37          (35.0)
Reserve for Credit Losses (millions) (B)    $153      $189          (18.7)
Loan Loss Reserves as a % of Total Loans     2.6 %     3.3 %            -
Deposits                                    $8.0      $8.3           (4.7)
Assets Managed (C)/Administered            $10.6      $8.6           22.9
Assets of Non-Consolidated Joint
    Ventures                                $2.1      $2.2           (5.2)
Risk-Based Capital Ratios:
    Tier 1                                  10.1 %     9.9 %            -
    Total                                   11.4 %    12.0 %            -
Leverage Ratio                               5.9 %     5.6 %            -


(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                 $137      $169
      Other Assets, primarily derivatives     14        16
      Other Liabilities                        2         4
                                            ----      ----
        Total Credit Loss Reserves          $153      $189
                                            ====      ====

(C) Includes assets managed by American Express Financial Advisors.





(Preliminary)              American Express Bank
                           ---------------------
                           Statements of Income
                           --------------------
                                (Unaudited)

(Dollars in millions)
                                                               Quarters Ended
                                                                 December 31,
                                                                     2000
                                                                     ----
Net Revenues:
  Interest Income                                                    $181
  Interest Expense                                                    122
                                                                      ---
    Net Interest Income                                                59
  Commissions and Fees                                                 52
  Foreign Exchange Income & Other Revenue                              33
                                                                      ---
    Total Net Revenues                                                144
                                                                      ---

Expenses:
  Human Resources                                                      60
  Other Operating Expenses                                             68
  Provision for Losses                                                  8
                                                                      ---
    Total Expenses                                                    136
                                                                      ---
Pretax Income                                                           8
Income Tax Provision                                                    2
                                                                      ---
Net Income                                                             $6
                                                                      ===



                                                               Quarters Ended
                                                                September 30,
                                                                     2000
                                                                     ----
Net Revenues:
  Interest Income                                                    $188
  Interest Expense                                                    125
                                                                      ---
    Net Interest Income                                                63
  Commissions and Fees                                                 54
  Foreign Exchange Income & Other Revenue                              29
                                                                      ---
    Total Net Revenues                                                146
                                                                      ---

Expenses:
  Human Resources                                                      65
  Other Operating Expenses                                             67
  Provision for Losses                                                  6
                                                                      ---
    Total Expenses                                                    138
                                                                      ---
Pretax Income                                                           8
Income Tax Provision                                                    1
                                                                      ---
Net Income                                                             $7
                                                                      ===



                                                               Quarters Ended
                                                                   June 30,
                                                                     2000
                                                                     ----
Net Revenues:
  Interest Income                                                    $183
  Interest Expense                                                    120
                                                                      ---
    Net Interest Income                                                63
  Commissions and Fees                                                 56
  Foreign Exchange Income & Other Revenue                              32
                                                                      ---
    Total Net Revenues                                                151
                                                                      ---

Expenses:
  Human Resources                                                      65
  Other Operating Expenses                                             69
  Provision for Losses                                                  7
                                                                      ---
    Total Expenses                                                    141
                                                                      ---
Pretax Income                                                          10
Income Tax Provision                                                    3
                                                                      ---
Net Income                                                             $7
                                                                      ===



                                                               Quarters Ended
                                                                  March 31,
                                                                     2000
                                                                     ----
Net Revenues:
  Interest Income                                                    $183
  Interest Expense                                                    118
                                                                      ---
    Net Interest Income                                                65
  Commissions and Fees                                                 52
  Foreign Exchange Income & Other Revenue                              33
                                                                      ---
    Total Net Revenues                                                150

Expenses:
  Human Resources                                                      66
  Other Operating Expenses                                             68
  Provision for Losses                                                  8
                                                                      ---
    Total Expenses                                                    142
                                                                      ---
Pretax Income                                                           8
Income Tax Provision                                                    1
                                                                      ---
Net Income                                                             $7
                                                                      ===



                                                               Quarters Ended
                                                                December 31,
                                                                     1999
Net Revenues:
  Interest Income                                                    $180
  Interest Expense                                                    112
                                                                      ---
    Net Interest Income                                                68
  Commissions and Fees                                                 48
  Foreign Exchange Income & Other Revenue                              31
                                                                      ---
    Total Net Revenues                                                147
                                                                      ---

Expenses:
  Human Resources                                                      69
  Other Operating Expenses                                             68
  Provision for Losses                                                  4
                                                                      ---
    Total Expenses                                                    141
                                                                      ---
Pretax Income                                                           6
Income Tax Provision                                                    2
                                                                      ---
Net Income                                                             $4
                                                                      ===



(Preliminary)              American Express Bank
                           ---------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Dollars in billions, except where indicated)
                                                               Quarters Ended
                                                                 December 31,
                                                                     2000
                                                                     ----
Total Shareholder's Equity (millions)                                $754
Return on Average Common Equity (A)                                   4.4 %
Return on Average Assets (A)                                         0.26 %
Total Loans                                                          $5.3
Total Non-performing Loans (millions)                                $137
Other Non-performing Assets (millions)                                $24
Reserve for Credit Losses (millions) (B)                             $153
Loan Loss Reserves as a % of Total Loans                              2.6 %
Deposits                                                             $8.0
Assets Managed (C)/Administered                                     $10.6
Assets of Non-Consolidated Joint
    Ventures                                                         $2.1
Risk-Based Capital Ratios:
    Tier 1                                                           10.1 %
    Total                                                            11.4 %
Leverage Ratio                                                        5.9 %

(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                                          $137
      Other Assets, primarily derivatives                              14
      Other Liabilities                                                 2
                                                                      ---
        Total Credit Loss Reserves                                   $153
                                                                      ===
(C) Includes assets managed by American Express Financial Advisors.




                                                               Quarters Ended
                                                                September 30,
                                                                    2000
                                                                    ----
Total Shareholder's Equity (millions)                               $729
Return on Average Common Equity (A)                                  4.1 %
Return on Average Assets (A)                                        0.24 %
Total Loans                                                         $5.1
Total Non-performing Loans (millions)                               $156
Other Non-performing Assets (millions)                               $37
Reserve for Credit Losses (millions) (B)                            $179
Loan Loss Reserves as a % of Total Loans                             3.1 %
Deposits                                                            $8.0
Assets Managed (C)/Administered                                    $10.2
Assets of Non-Consolidated Joint
    Ventures                                                        $2.3
Risk-Based Capital Ratios:
    Tier 1                                                          10.4 %
    Total                                                           11.9 %
Leverage Ratio                                                       5.8 %

(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                                         $158
      Other Assets, primarily derivatives                             16
      Other Liabilities                                                5
                                                                     ---
        Total Credit Loss Reserves                                  $179
                                                                     ===
(C) Includes assets managed by American Express Financial Advisors.



                                                               Quarters Ended
                                                                   June 30,
                                                                     2000
                                                                     ----
Total Shareholder's Equity (millions)                               $707
Return on Average Common Equity (A)                                  3.7 %
Return on Average Assets (A)                                        0.21 %
Total Loans                                                         $5.1
Total Non-performing Loans (millions)                               $174
Other Non-performing Assets (millions)                               $36
Reserve for Credit Losses (millions) (B)                            $187
Loan Loss Reserves as a % of Total Loans                             3.3 %
Deposits                                                            $8.2
Assets Managed (C)/Administered                                     $9.8
Assets of Non-Consolidated Joint
    Ventures                                                        $2.3
Risk-Based Capital Ratios:
    Tier 1                                                          10.3 %
    Total                                                           11.9 %
Leverage Ratio                                                       5.8

(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                                         $166
      Other Assets, primarily derivatives                             16
      Other Liabilities                                                5
                                                                     ---
        Total Credit Loss Reserves                                  $187
                                                                     ===
(C) Includes assets managed by American Express Financial Advisors.



                                                               Quarters Ended
                                                                   March 31,
                                                                    2000
                                                                    ----
Total Shareholder's Equity (millions)                               $697
Return on Average Common Equity (A)                                  3.5 %
Return on Average Assets (A)                                        0.19 %
Total Loans                                                         $5.0
Total Non-performing Loans (millions)                               $174
Other Non-performing Assets (millions)                               $31
Reserve for Credit Losses (millions) (B)                            $189
Loan Loss Reserves as a % of Total Loans                             3.4 %
Deposits                                                            $8.4
Assets Managed (C)/Administered                                     $9.4
Assets of Non-Consolidated Joint
    Ventures                                                        $2.4
Risk-Based Capital Ratios:
    Tier 1                                                          10.1 %
    Total                                                           11.6 %
Leverage Ratio                                                       5.6 %

(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                                         $170
      Other Assets, primarily derivatives                             15
      Other Liabilities                                                4
                                                                     ---
        Total Credit Loss Reserves                                  $189
                                                                     ===
(C) Includes assets managed by American Express Financial Advisors.



                                                               Quarters Ended
                                                                December 31,
                                                                     1999
                                                                     ----
Total Shareholder's Equity (millions)                               $691
Return on Average Common Equity (A)                                  3.5 %
Return on Average Assets (A)                                        0.20 %
Total Loans                                                         $5.1
Total Non-performing Loans (millions)                               $168
Other Non-performing Assets (millions)                               $37
Reserve for Credit Losses (millions) (B)                            $189
Loan Loss Reserves as a % of Total Loans                             3.3 %
Deposits                                                            $8.3
Assets Managed (C)/Administered                                     $8.6
Assets of Non-Consolidated Joint
    Ventures                                                        $2.2
Risk-Based Capital Ratios:
    Tier 1                                                           9.9 %
    Total                                                           12.0 %
Leverage Ratio                                                       5.6 %

(A) Excludes the effect of SFAS No. 115 for all periods presented.
(B) Allocation:
      Loans                                                         $169
      Other Assets, primarily derivatives                             16
      Other Liabilities                                                4
                                                                     ---
        Total Credit Loss Reserves                                  $189
                                                                     ===
(C) Includes assets managed by American Express Financial Advisors.



(Preliminary)              American Express Bank
                      Exposures By Country and Region
                                (Unaudited)

 ($ in billions)
                                          Net
                                       Guarantees        12/31/00   9/30/00
                            FX and        and              Total      Total
 Country            Loans Derivatives Contingents Other* Exposure** Exposure**
-------------       ----- ----------- ----------- -----  --------   --------
 Hong Kong          $0.6        -         $0.1     $0.1    $0.7       $0.7
 Indonesia           0.1        -          0.1      0.1     0.3        0.3
 Singapore           0.5        -          0.1      0.1     0.7        0.7
 Korea               0.2        -            -      0.2     0.4        0.5
 Taiwan              0.2        -            -        -     0.3        0.4
 China                 -        -            -        -       -          -
 Japan               0.1        -            -      0.1     0.1        0.1
 Thailand              -        -            -        -       -          -
 Other               0.1        -            -      0.1     0.2        0.2
                     ---      ---          ---      ---     ---        ---
  Total Asia/
    Pacific
    Region**         1.8     $0.1          0.3      0.6     2.9        2.8
                     ---      ---          ---      ---     ---        ---

 Chile               0.2        -            -      0.1     0.3        0.3
 Brazil              0.2        -            -      0.1     0.3        0.3
 Mexico              0.1        -            -        -     0.1        0.1
 Peru                0.1        -            -        -     0.1          -
 Argentina           0.1        -            -        -     0.1        0.1
 Other               0.2        -          0.2      0.1     0.5        0.5
                     ---      ---          ---      ---     ---        ---
  Total Latin
    America**        0.9        -          0.2      0.3     1.4        1.3
                     ---      ---          ---      ---     ---        ---

 India               0.3        -          0.1      0.3     0.7        0.7
 Pakistan            0.1        -            -      0.1     0.3        0.3
 Other               0.1        -            -      0.1     0.2        0.2
                     ---      ---          ---      ---     ---        ---
  Total Sub-
    continent**      0.4        -          0.2      0.6     1.2        1.2
                     ---      ---          ---      ---     ---        ---

 Egypt               0.2        -            -      0.2     0.5        0.6
 Other               0.2        -            -        -     0.2        0.2
                     ---      ---          ---      ---     ---        ---
  Total Middle East
    & Africa**       0.4        -          0.1      0.2     0.7        0.7
                     ---      ---          ---      ---     ---        ---

  Total Europe***    1.5      0.1          0.5      2.4     4.5        4.4

  Total North
    America**        0.4      0.1          0.3      1.4     2.1        1.9
                     ---      ---          ---      ---     ---        ---

 Total Worldwide**  $5.3     $0.3         $1.6     $5.5   $12.7      $12.3
                     ===      ===          ===      ===    ====       ====

     * Includes cash, placements and securities.
    ** Individual items may not add to totals due to rounding.
   *** Total exposures at 12/31/00 and 9/30/00 include
       $3 million and $4 million of exposures to Russia, respectively.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                                                                  Exhibit 99.2





                                      2000

                            FOURTH QUARTER/FULL YEAR

                               EARNINGS SUPPLEMENT

THE ENCLOSED SUMMARY SHOULD BE READ IN CONJUNCTION WITH THE TEXT AND STATISTICAL TABLES INCLUDED IN AMERICAN EXPRESS COMPANY'S (THE "COMPANY" OR "AXP") FOURTH QUARTER 2000 EARNINGS RELEASE.

--------------------------------------------------------------------------------
THIS SUMMARY CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS, EACH INDICATED BY AN ASTERISK (*), WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES AND SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS, INCLUDING THE COMPANY'S FINANCIAL AND OTHER GOALS, ARE SET FORTH ON PAGE 21 HEREIN AND IN THE COMPANY'S 1999 10-K ANNUAL REPORT, AND OTHER REPORTS, ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

--------------------------------------------------------------------------------

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                               FOURTH QUARTER 2000
                               -------------------
                                   HIGHLIGHTS
                                   ----------

o Fourth quarter diluted EPS growth of 14%, the net revenue (managed basis) increase of 9%, and ROE of 25% met our long-term financial targets of 12-15% earnings per share growth, at least 8% growth in revenues and return on equity of 18-20% - on average and over time. The Company expects the weak financial markets and economic slowdown of the last few months to continue into this year, and as a result, full year 2001 earnings per share growth is expected to be at the low end of its target range.*

o Solid performance continued within TRS while AEFA growth slowed from prior quarters. Compared with the fourth quarter of 1999:

   - Worldwide billed business rose 12% (14% excluding foreign exchange translation);

   - Worldwide lending balances on a managed asset basis of $31.7B were up 24%;

   - Worldwide cards in force increased 12%, up 5.7MM from last year. In the fourth quarter, 1.3MM net new cards were added; and,

   - AEFA assets owned, managed and administered of $274B were 1% higher despite substantial market depreciation during the quarter.

o American Express expanded its products and services during the quarter as it:

   - Launched/announced several new proprietary card products:

     -- The Platinum Card American Express Aeromexico in Mexico;

     -- A new feature on Delta SkyMiles Credit Cards, Always Double Miles, offering double miles for purchases at "everyday spend" merchants - supermarkets, gas stations, drug stores, home improvement stores and the U.S. Postal Service, as well as at Delta Airlines;

     -- The Hilton HHonors Platinum Credit Card from American Express, offering consumers one of the fastest ways to earn travel rewards, with no annual fee;

     -- The American Express Business Card in Singapore, which is designed to help small and medium sized enterprises manage business expenses; and

     -- The American Express Corporate Meeting Card, offering a tailored expense management tool for corporate meeting planners.

   - Launched/announced new network card products and agreements:

     -- The Tata Finance American Express Credit Card in India with Tata Finance
        Limited, the first non-banking finance company in India to issue a credit card;

     -- The Taishin Bank Rose American Express Card in Taiwan, the second
        American Express-branded credit card issued by Taishin Bank, designed to serve the growing travel and spending needs of metropolitan women in Taiwan;

     -- Italy's first bank-issued American Express Credit Card, through Deutsche
        Bank Italia;

     -- American Express-branded credit cards by Banco Santander Puerto Rico, marking a significant expansion of the existing relationship between American Express and the Banco Santander Central Hispano Group, the largest financial group in Latin America and Spain;

     -- American Express-branded Credit Cards with Bansud, one of the major private banks in Argentina;

     -- The AEON American  Express Card in Hong Kong, with AEON Credit Services
        Co., the first network credit card issued in Hong Kong; and,

     -- The first American Express-branded credit card issued by Maduro &
        Curiel's Bank N.V. in Aruba and the five islands of the Netherlands Antilles.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                               FOURTH QUARTER 2000
                               -------------------
                               HIGHLIGHTS (CONT'D)
                               -------------------

   - Announced a strategic alliance with British Airways to launch a new co-branded credit card program for British Airways UK Executive Club members, offering three different co-branded cards, each with its own level of rewards and benefits;

   - Signed an agreement to acquire Bank of Hawaii's $226MM credit card portfolio from Pacific Century Financial Corporation.

o American Express continued to implement its Internet strategy as it:

   - Announced plans to purchase Sharepeople Group plc, one of the leading online brokerages in the United Kingdom;

   - Teamed up with Compaq Computer Corporation to offer Compaq Smart Card-enabled Keyboards to customers of Blue from American Express and Blue for Business, providing increased convenience and security for online shoppers;

   - Became the first in Asia to offer a fraud protection guarantee for online shoppers in Hong Kong, Singapore, New Zealand and Australia;

   - Entered into an agreement with Choice Hotels International to provide Choice franchisees an efficient, cost-effective way to purchase goods and services via ChoiceBuys.com, the Company's e-procurement system, using an American Express Trade Line account;

   - Introduced a suite of e-commerce tools, including free Internet access, website design, building and hosting capabilities, to help small business merchant partners establish and grow their online presence;

   - Announced a strategic agreement with RightWorks Corporation to integrate the American Express Purchasing Card platform into the RightWorks eBusiness Application Suite, providing online enrollment for buyers and suppliers, and merchant acceptance directly through the RightWorks Open Commerce Network;

   - Launched an agreement with VeraSign to deliver direct payment processing to American Express Internet merchants, which will enable Internet merchants to authorize and settle American Express Card transactions directly with AXP real time; and,

   - Launched "E-Statement", a new set of enhancements to the "Check Your Bill" feature for U.S. consumer cardmembers.

o Additional progress was made in broadening relationships with existing AXP customers as:

   - Spending and lending balances per cardmember continued to increase;

   - Approximately 30% of new AEFA clients were again obtained from the cardmember base; and

   - AEFA-manufactured investment certificate balances and mutual funds sold by AEB to its international clients continued to grow.



                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                                  CONSOLIDATED
                                  ------------
                                   (UNAUDITED)

(millions, except per share amounts)                                 Quarters Ended                       Percentage
                                                                      December 31,                        Inc/(Dec)
                                                        ------------------------------------------     -----------------
                                                                   2000               1999
                                                                   ----               ----
CONSOLIDATED REVENUES:

      Net (managed basis)                                        $5,714             $5,227                     9%
                                                                 ======             ======
      GAAP reporting basis                                       $6,067             $5,699                     6%
                                                                 ======             ======

NET INCOME:                                                        $677               $606                    12%
                                                                   ====               ====

EPS:

       Basic                                                      $0.51              $0.45                    13%
                                                                  =====              =====

       Diluted                                                    $0.50              $0.44                    14%
                                                                  =====              =====



o CONSOLIDATED REVENUES: Grew from an increase in cards in force, higher card spending, larger loan balances, and higher AEFA management and distribution fees, which offset lower spreads on the investment portfolio. Excluding the impact of F/X translation, net revenues would have grown approximately 12%.

o CONSOLIDATED EXPENSES: Rose due to greater interest costs, larger provisions for losses, and higher human resource and operating expenses.

o 4Q `99's consolidated results include the impact of the DAC amortization adjustment and costs related to the agreement in principle reached to settle class-action lawsuits related to the sales of insurance and annuity products discussed within the AEFA 4Q `00 review.

o SHARE REPURCHASES: 6.3MM shares were purchased in 4Q `00; since the inception of repurchase programs in September 1994, 343.0MM shares have been acquired.


                                                                                     Millions of Shares

                                                           -----------------------------------------------------------
     -   AVERAGE SHARES:                                     4Q `00                3Q `00                      4Q `99
                                                             ------                ------                      ------
         Basic                                                1,322                1,326                        1,335
                                                              =====                =====                        =====
         Diluted                                              1,355                1,361                        1,369
                                                              =====                =====                        =====

     -   ACTUAL SHARES:

         Shares outstanding - beginning of period             1,329                1,333                         1,343
         Repurchase of common shares
                                                                 (6)                  (5)                          (5)
         Employee benefit plans, compensation
           and other                                              3                    1                            3
                                                              -----                -----                         -----
         Shares outstanding - end of period                   1,326                1,329                         1,341
                                                              =====                =====                         =====




o SEGMENT REPORTING REVISION: Beginning in the third quarter of 2000, the Travelers Cheque (TC) operations, which had been included in the American Express Bank/Travelers Cheque (AEB/TC) segment since the first quarter of 1998, is included in the Travel Related Services (TRS) segment to reflect organizational changes. All prior year quarterly and full year information has been restated to conform to this classification.


                               CORPORATE AND OTHER
                               -------------------

o The 4Q `00 net expense of $41MM compared with $42MM in 4Q `99 and $46MM in 3Q `00.



                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                             TRAVEL RELATED SERVICES
                             -----------------------

(preliminary)
                              STATEMENTS OF INCOME
                              --------------------
                           (UNAUDITED, MANAGED BASIS)

                                                                        Quarters Ended                       Percentage
(millions)                                                               December 31,                        Inc/(Dec)
                                                              -------------------------------------      -------------------
                                                                      2000                    1999
                                                                      ----                    ----
Net revenues:
     Discount revenue                                               $2,062                  $1,865               11%
     Net card fees                                                     417                     408                2
     Lending:
          Finance charge revenue                                     1,090                     802               36
          Interest expense                                             448                     302               48
                                                                     -----                   -----
               Net finance charge revenue                              642                     500               28
     Travel commissions and fees                                       442                     459               (4)
     TC investment income                                               95                      88                8
     Other revenues                                                    885                     789               12
                                                                     -----                   -----
          Total net revenues                                         4,543                   4,109               11
                                                                     -----                   -----
Expenses:
     Marketing and promotion                                           314                     344               (9)
     Provision for losses and claims:
          Charge card                                                  262                     227               15
          Lending                                                      432                     332               30
          Other                                                         19                      24              (22)
                                                                     -----                   -----
               Total                                                   713                     583               22
                                                                     -----                   -----
     Charge card interest expense                                      383                     300               28
     Human resources                                                 1,046                   1,033                1
     Other operating expenses                                        1,446                   1,282               13
                                                                     -----                   -----
          Total expenses                                             3,902                   3,542               10
                                                                     -----                   -----
Pretax income                                                          641                     567               13
Income tax provision                                                   171                     161                6
                                                                     -----                   -----
Net income                                                          $  470                  $  406               16
                                                                     =====                   =====

Note: Unless indicated otherwise, the following discussion addresses the "managed basis" Statements of Income. The GAAP Statements of Income are also included in the Company's Earnings Release.

o    Net income within the TC business was flat while the remainder of TRS rose
     17%.

o Revenues benefited from increased cards in force, higher worldwide billed business and strong growth in cardmember loans outstanding. Growth was suppressed by approximately 3% due to the impact of F/X translation.

o The higher expenses reflect greater provisions for losses, higher interest expenses, and increased operating costs, primarily due to business growth, which were partially offset by reduced marketing and promotion costs and the impact of F/X translation.

o    The pre-tax margin was 14.1% in 4Q `00 versus 13.8% last year.

o The effective tax rate was 27% in 4Q '00, 30% in 3Q `00 and 28% in 4Q `99. The lower tax rate in 4Q `00 reflects true-ups relating to tax planning initiatives during the year and mix of business variances. The full year tax rate in 2000 and 1999 was 29%.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                        TRAVEL RELATED SERVICES (CONT'D)
                        --------------------------------

o DISCOUNT REVENUE: Stronger billed business and a lower discount rate yielded an 11% increase in discount revenue.

      - The average discount rate in 4Q `00 was 2.69% versus 2.71% in 4Q `99 and 2.70% in 3Q `00. The decline from last year reflects the cumulative impact on our mix of business of stronger than average growth in lower rate retail and other "everyday spend" merchant categories (e.g., supermarkets, discounters, etc.). The decline versus 3Q `00 reflects seasonal mix of business changes.

         -- We believe the AXP value proposition is strong. However, continued changes in the mix of business, the continued shift to electronic data capture, volume related pricing discounts, and selective repricing initiatives will probably result in some rate erosion over time.*

                                                                            Quarters Ended                  Percentage
                                                                             December 31,                    Inc/(Dec)
                                                                   ----------------------------------    ------------------
                                                                           2000               1999
                                                                           ----               ----
    Card billed business (billions):

         United States                                                   $ 59.0             $ 51.7               14%
         Outside the United States                                         20.0               19.1                5
                                                                          -----              -----
         Total                                                           $ 79.0             $ 70.8               12
                                                                          =====              =====

    Cards in force (millions):
         United States                                                     33.3               29.9               11
         Outside the United States                                         18.4               16.1               14
                                                                          -----              -----
         Total                                                             51.7               46.0               12
                                                                          =====              =====

    Basic cards in force (millions):

         United States                                                     26.3               23.4               12
         Outside the United States                                         13.9               12.3               13
                                                                          -----              -----
         Total                                                             40.2               35.7               12
                                                                          =====              =====

    Spending per basic card in force (dollars) (a):

         United States                                                   $2,266             $2,230                2
         Outside the United States                                       $1,724             $1,793               (4)
         Total                                                           $2,113             $2,102                1

         (a) Proprietary card activity only.

      - BILLED BUSINESS: The 12% increase in billed business resulted from growth in cards in force and higher spending per basic cardmember worldwide (due in part to increased merchant coverage and the benefits of rewards programs).

         -- U.S. billed business increased 14% reflecting continued strong mid-teens growth within the consumer and small business areas and double-digit volume expansion within Corporate Services.
             - Spending per basic card in force grew 2% reflecting the dilutive effect of multiple consecutive quarters of particularly strong card growth.

         --  Excluding the impact of foreign exchange translation:
             - Total billed business outside the U.S. rose approximately 15% on double-digit increases in all regions.
             - Spending per proprietary basic card in force outside the U.S. rose 5%.

         -- Network partnership and Purchasing Card volumes sustained their stronger growth levels, in excess of the consolidated worldwide billed business growth rate.

         -- Retail and "everyday spend" categories continued to contribute strongly to worldwide business growth.

         -- Airline related volume rose high single digits as the average airline charge was up and transaction volume increased.

      - CARDS IN FORCE worldwide rose 12% versus last year.

         -- Strong U.S. card acquisitions during the quarter (400K net new cards added) reflect the continuation of proactive consumer card and small business services activities, including those related to the Blue and co-branded Costco card products. This was the second consecutive year of consumer charge card growth.

         -- Outside the United States, 900K cards in force were added during the quarter on continued proprietary card growth and particularly strong network card results.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                        TRAVEL RELATED SERVICES (CONT'D)
                        --------------------------------

o NON-AMEX BRANDED STATISTICS: Total cards in force and billed business exclude activities on Non-Amex Branded cards (Visa and Eurocards) issued in connection with joint venture activities. These are reported as separate line items within TRS' selected statistical information. This disclosure is consistent with our previously discussed plans to broaden the scope of our card activities through possible acquisitions of card portfolios and additional joint ventures.

                                                                Quarters Ended                    Percentage
                                                                 December 31,                     Inc/(Dec)
                                                       ---------------------------------        ---------------
                                                                2000                1999
                                                                ----                ----
      Cards in force (millions)                                  0.6                 0.3               #
      Billed business (billions)                                $1.1                $0.2               #

      # Denotes variance greater than 100%.

o NET CARD FEES: Rose 2% as new cards in force were added. The average fee per card in force of $35 in 4Q `00 declined versus $36 in 3Q `00 and $38 in 4Q `99 as the mix evolved toward lower and no fee products.

o NET FINANCE CHARGE REVENUE: Rose 28% on strong growth in worldwide lending balances, which rose 28% on average during the quarter.

     - The yield on the U.S. portfolio was flat at 7.7% in 4Q `00 and 4Q `99 as a decrease in the proportion of the portfolio on introductory rates was offset by higher funding costs and the evolving mix of products toward more fixed-rate and lower-rate offerings. The yield decrease from 7.8% in 3Q `00 reflects a slight decrease in the proportion of the portfolio on introductory rates which was more than offset by the evolving mix of products toward more fixed-rate and lower rate offerings.

     - The variance between the gross revenue and interest expense growth rates of 36% and 48%, respectively, reflects the evolving mix of products.

o TRAVEL COMMISSIONS AND FEES: Declined 4% on a 2% contraction in travel sales due to the sale in 2Q '00 of the leisure travel activities of Havas Voyages in France. Excluding this impact, sales grew approximately 1%. The revenue earned per dollar of sales decline (8.0% in 4Q `00 and 8.2% in 4Q `99) reflects new fees related to certain client services, which were more than offset by the mix of sales activities and continued efforts by airlines to reduce distribution costs and by corporate clients to contain travel and entertainment expenses.

o TC INVESTMENT INCOME: Was up 8% reflecting a higher TC investment yield and pool, and growth in Money Order related activities.

o OTHER REVENUES: Increased 12% due to higher card-related and membership rewards fees, greater foreign exchange conversion revenues and ATM acquisitions.

o MARKETING AND PROMOTION EXPENSES: Decreased 9% in part due to last year's Blue and Costco related activities and the effect of F/X translation.

o CHARGE CARD INTEREST EXPENSE: Rose 28% due to higher billed business volumes and a greater worldwide cost of funds.

o HUMAN RESOURCE EXPENSES: Increased 1% versus last year as a result of a higher average number of employees and merit increases.

     - The employee count at 12/00 of 74,900 was up approximately 800 versus last year primarily due to increased global technology business demands, greater business volumes and the substitution of contract programmers with full-time employees, which were partially offset by the sale on 6/30/00 of the leisure travel activities of Havas Voyages, which had approximately 1,500 employees. In the quarter, the number of employees rose by approximately 600.

o OTHER OPERATING EXPENSES: Rose 13% on higher costs related to business growth, cardmember loyalty programs, professional fees for outsourcing activities and various business building initiatives.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                        TRAVEL RELATED SERVICES (CONT'D)
                        --------------------------------

o     CREDIT QUALITY:

      - Overall, charge card and lending credit quality generally remained stable in the quarter at attractive levels.

      - The provision for losses on charge card products was 15% above last year mostly due to higher volumes.

      - The lending provision for losses was 30% above last year on growth in outstanding loans and a slightly higher past due rate.

      - Reserve coverage ratios at more than 100% of past due balances remained strong.

      -  WORLDWIDE CHARGE CARD:

         -- The write-off rate stayed near its historically low level, declining slightly from last quarter, and remaining below last year. Past due rates improved versus last year and were flat with last quarter.

                                                                                 12/00             9/00            12/99
                                                                         --------------     ------------    -------------
             Loss ratio, net of recoveries                                       0.36%            0.37%            0.40%
             90 days past due as a % of receivables                               2.3%             2.3%             2.5%

         --  Reserve coverage of past due accounts remained strong.

                                                                                 12/00             9/00            12/99
                                                                         --------------    -------------    -------------
             Reserves (MM)                                                       $964             $987             $857
             % of receivables                                                     3.3%             3.5%             3.2%
             % of past due accounts                                               142%             152%             126%

      -  U.S. LENDING:

         -- The write-off rate improved from last year and rose slightly from last quarter. The past due rate increased modestly from last quarter and last year.

                                                                                12/00            9/00             12/99
                                                                         -------------     -----------     -------------
             Write-off rate, net of recoveries                                   4.4%            4.3%              4.5%
             30 days past due as a % of loans                                    2.8%            2.6%              2.6%

         -- The cardmember lending reserve coverage of past due accounts remained strong as reserves increased during the quarter.

                                                                                12/00            9/00             12/99
                                                                         -------------    ------------     -------------
           Reserves (MM)                                                        $820            $731              $672
           % of total loans                                                      2.9%            2.7%              2.9%
           % of past due accounts                                                104%            103%              110%




                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                       AMERICAN EXPRESS FINANCIAL ADVISORS
                       -----------------------------------
(Preliminary)
                               STATEMENTS OF INCOME
                               --------------------
                                   (UNAUDITED)

(millions)                                                          Quarters Ended                        Percentage
                                                                     December 31,                         Inc/(Dec)
                                                        ----------------------------------------      -------------------
                                                                    2000                   1999
                                                                    ----                   ----
Revenues:
     Investment income                                              $546                   $668              (18)%
     Management and distribution fees                                722                    616               17
     Other revenues                                                  273                    245               11
                                                                   -----                  -----
          Total revenues                                           1,541                  1,529                1
     Provision for losses and benefits:
          Annuities                                                  251                    276               (9)
          Insurance                                                  134                    130                3
          Investment certificates                                     90                    124              (27)
                                                                   -----                  -----
               Total                                                 475                    530              (10)
                                                                   -----                  -----
          Total net revenues                                       1,066                    999                7
                                                                   -----                  -----
Expenses:
     Human resources                                                 540                    443               22
     Other operating expenses                                        182                    209              (13)
                                                                   -----                  -----
          Total expenses                                             722                    652               11
                                                                   -----                  -----
Pretax income                                                        344                    347               (1)
Income tax provision                                                 102                    109               (6)
                                                                   -----                  -----
Net income                                                          $242                   $238                2
                                                                   =====                  =====

o    Net revenue growth of 7% resulted from:
     - Increased management fees from higher average managed asset levels and the benefits of equity fee hedges;
     -    Greater distribution fees from product sales and asset levels; and
     -    Higher insurance premiums; partially offset by
     - Lower spreads on investment portfolio products, including the effect of losses on the high yield portfolio.

o The pretax margin decline from 34.7% last year to 32.3% in 4Q `00 reflects the revenue dynamics discussed above, costs related to the new advisor platforms and the impact of larger investments in tax advantaged affordable housing projects, which were partially offset by the 4Q `99 items mentioned below and expense control initiatives. Excluding the effect of the affordable housing project investments, pretax income would have grown in a manner consistent with net income.

o    4Q '99 results included:
     - A $50MM (pre-tax) expense reduction reflecting a DAC amortization adjustment for variable insurance and annuity products, and
     - A $74MM (pre-tax) charge related to an agreement in principle reached to settle class-action lawsuits related to the sales of insurance and annuity products.

o The effective tax rate was 29.6% in 4Q '00, 30.4% in 3Q `00 and 31.4% in 4Q `99. The declining trend reflects the realization of greater tax credits from affordable housing project investments which should continue to provide tax benefits in future quarters.*

o During 1Q `00, reporting of data related to assets owned, managed and administered and cash sales was revised to better reflect AEFA's multiple sales channel strategy and the broadening of its product portfolio through additional non-proprietary offerings. Prior reporting did not capture the full range of products sold by AEFA. Therefore, asset and sales data now include all proprietary, non-proprietary and retirement services (e.g., 401k) products. All non-proprietary product related assets held within a "wrap-like" program are now included in "Assets Managed". All other non-proprietary product related assets are included in "Assets Administered", as are other non-proprietary assets within retirement services. All prior period results have been restated to conform with this presentation.


                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                  AMERICAN EXPRESS FINANCIAL ADVISORS (CONT'D)
                  --------------------------------------------

o    ASSETS OWNED, MANAGED AND ADMINISTERED:

                                                                                                         Percentage
     (billions)                                                       December 31,                       Inc/(Dec)
                                                            ----------------------------------         ---------------
                                                                  2000                 1999
                                                                  ----                 ----
     Assets owned (excluding separate accounts)                 $ 41.3                $ 38.7                  6%
     Separate account assets                                      32.3                  35.9                (10)
     Assets managed                                              165.8                 170.6                 (3)
     Assets administered                                          34.4                  24.8                 39
                                                                ------                ------
                    Total                                       $273.8                $270.0                  1
                                                                ======                ======


o    INVESTMENT INCOME:

     - Gross investment income decreased 18% due to the negative impact, in the current year, of deterioration in the high yield bond sector, as well as a generally lower average yield. Losses on directly owned high yield bonds and low grades in other structured investments reduced investment income by approximately $49MM in 4Q `00. Also included in investment income is the effect last year of an increase and this year a decrease in the value of options hedging outstanding stock market certificates, which was offset in the certificate provision.
     - Average invested assets of $34.5B (excluding unrealized appreciation/ depreciation) rose 7% versus $32.2B in 4Q `99.
     - The average yield on invested assets was 6.9% versus 7.5% in 4Q '99 including income adjustments on the high yield structured investments and hedges on outstanding stock market certificates.
     - Insurance, annuity and certificates spreads were all down versus last year and last quarter.

o ASSET QUALITY remains strong, except for continued deterioration in the high yield portfolio.

     - Non-performing assets relative to invested assets were 0.9% and were 36% covered by reserves.
     - The SFAS No. 115 related mark-to-market adjustment on the portfolio (reported in assets pre-tax) was depreciation of ($655MM) at 12/00 versus ($808MM) at 9/00 and ($744MM) at 12/99.
     - Unrealized appreciation/(depreciation) on securities held to maturity was $97MM at 12/00, ($61MM) at 9/00 and ($111MM) at 12/99.

o MANAGEMENT AND DISTRIBUTION FEES: The increase of 17% was due to $58MM of net year-over-year benefits from equity fee hedges, reflecting hedge value appreciation this year and depreciation last year, higher average assets under management and higher brokerage fees.

     -   ASSETS MANAGED:
                                                                                                             Percentage
       (billions)                                                              December 31,                  Inc/(Dec)
                                                                       ------------------------------     -----------------
                                                                               2000              1999
                                                                               ----              ----
       Assets managed for individuals                                        $112.0            $115.1             (3)%
       Assets managed for institutions                                         53.8              55.5             (3)
       Separate account assets                                                 32.3              35.9            (10)
                                                                             ------            ------
                      Total                                                  $198.1            $206.5            (4)
                                                                             ======            ======

        -- The decline in managed assets since 12/99 resulted from $19.6B of market depreciation, offset in part by $11.2B of net new money.

        -- The $16.4B decrease in managed assets during 4Q `00 resulted from market depreciation of $19.8B, offset in part by net new money of $3.4B.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                  AMERICAN EXPRESS FINANCIAL ADVISORS (CONT'D)
                  --------------------------------------------

o        PRODUCT SALES:
     -   Total gross cash sales from all products were up 10% over 4Q `99.
     - Mutual fund sales increased 15% on relatively stronger non-proprietary fund sales, which continued to occur predominately in "wrap" accounts. Within proprietary funds:
         -- Equity fund sales grew; sales of bond and money market funds declined.
         -- Sales of no-load funds improved; front-load and rear-load fund sales were down.
         -- Redemption rates continued to compare favorably with industry levels.
     - Annuity sales were up 59%, as variable annuity sales were particularly strong as a result of new product offerings and fixed annuity sales growth improved.
     - Sales of insurance products increased only 1% reflecting the strength of new product offerings last year.
      - Certificate sales decreased 27% reflecting particularly strong sales last year in certificates sold to clients outside the U.S. through a joint venture between AEFA and AEB. In addition, advisor sales slowed.
     - Institutional sales declined 43% reflecting the timing of both new accounts and additional contributions, including the addition of a significant new client last year.
     - Advisor product sales generated through financial planning and advice services were 70% of total sales in 4Q '00 versus 67% in 4Q `99.

o OTHER REVENUES: Were up 11% reflecting higher life and property-casualty insurance premiums, the addition in 2000 of franchise fees from Platform 2 advisors and certain revenues related to non-proprietary funds.
     - Financial planning and advice services fees of $21.4MM declined 3% versus 4Q '99, reflecting the negative impact of a change in policy, which deferred 4Q `00 revenues and a comparable amount of human resource expense. Excluding this change, fees would have increased 22%.

o PROVISIONS FOR LOSSES AND BENEFITS: Lower annuity product provisions resulted from a smaller inforce level, which offset a higher accrual rate. Insurance provisions rose due to higher inforce levels and accrual rates. Certificate provisions decreased as higher inforce levels and accrual rates were more than offset by the effect on the stock market certificate product of substantial appreciation last year and depreciation this year in the S&P 500.

o HUMAN RESOURCES: Expenses were up 22% reflecting larger field force compensation-related expenses due to growth in sales and average assets, costs related to the new advisor platforms, partially reflecting higher relative compensation levels for advisors introduced in 2Q `00, and a $28MM benefit in 4Q `99 from the DAC amortization adjustment. These increases were partially offset by somewhat slower home office expense growth.

     - TOTAL ADVISOR FORCE: 12,663 at 12/00; +1,297 advisors, or 11%, versus 12/99 and up 526 advisors versus 9/00.
        -- The increase in advisors versus 9/00 reflects appointments related to advisors added to the pipeline over the last 6-9 months and recruiting of experienced advisors, a key platform strategy goal.
            - Veteran advisor retention rates remain strong.
        -- In light of current challenging market conditions, we plan to continue to moderate advisor growth in coming quarters to ensure overall field force costs are appropriately contained and the business benefits from this year's advisor additions are maximized.*
       -- Total production, advisor productivity and client acquisitions were down somewhat versus last year reflecting an increase in the number of new advisors and the effect of a more difficult selling environment.
            - The total number of clients was up 12% while accounts per client were down slightly versus 4Q '99 reflecting the impact of new product offerings, including property and casualty insurance and brokerage. Client retention remains at approximately 95%.

o OTHER OPERATING EXPENSES: The 13% decrease reflects costs related to higher business volumes and the implementation of the new advisor platforms, including greater rent and equipment support costs. These were more than offset by the 4Q '99 lawsuit settlement costs and DAC amortization adjustment, which added a net of $52MM of expense last year, as well as efforts to control core operating expense growth.


                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                              AMERICAN EXPRESS BANK
                              ---------------------
(Preliminary)
                               STATEMENTS OF INCOME
                               --------------------
                                   (UNAUDITED)

(millions)                                                          Quarters Ended                      Percentage
                                                                     December 31,                        Inc/(Dec)
                                                          -----------------------------------      ----------------------
                                                              2000                1999
                                                              ----                ----
Net revenues:
     Interest income                                          $181                 $180                        1%
     Interest expense                                          122                  112                        9
                                                             -----                 ----
          Net interest income                                   59                   68                      (12)
     Commissions and fees                                       52                   48                        9
     Foreign exchange income and other revenue                  33                   31                        5
                                                             -----                 ----

          Total net revenues                                   144                  147                       (2)
                                                             -----                 ----
Expenses:
     Human resources                                            60                   69                      (13)
     Other operating expenses                                   68                   68                         1
     Provision for losses                                        8                    4                         #
                                                             -----                 ----
          Total expenses                                       136                  141                       (3)
                                                             -----                 ----
Pretax income                                                    8                    6                       21
Income tax provision                                             2                    2                      (35)
                                                             ------                ----
Net income                                                    $  6                 $  4                       50
                                                             ======                ====

# Denotes variance in excess of 100%.

o Revenues fell 2% as higher commissions and fees and foreign exchange and other revenue were more than offset by lower net interest income. AEB's two individual oriented businesses continued to grow as Private Banking client holdings rose 12% and client volumes in Personal Financial Services increased 19%.

     - Net interest income was down 12% versus last year primarily due to the effects of higher funding costs.
     - Commissions and fees rose 9% on higher Correspondent Banking fees and increased Private Banking and Personal Financial Services fees from greater assets under management.
     - Foreign exchange income and other revenue increased due to higher trading levels.

o Human resource expenses were down 13% reflecting the benefits of a lower employee level and reduced costs related to reengineering activities.

o    AEB remained "well capitalized".

                                       12/00              9/00             12/99            Well-Capitalized
                                  ----------------    -------------    ---------------    ---------------------
     Tier 1                              10.1%             10.4%            9.9%                  6.0%
     Total                               11.4%             11.9%           12.0%                 10.0%
     Leverage Ratio                       5.9%              5.8%            5.6%                  5.0%


                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                         AMERICAN EXPRESS BANK (CONT'D)
                         ------------------------------

o    EXPOSURES
     - AEB's loans outstanding were $5.3B at 12/00, versus $5.1B at 12/99 and 9/00. Activity since 12/99 included a $100MM decrease in corporate and correspondent bank loans and a $340MM increase in consumer and private banking loans, before the effect of asset sales and securitizations. Compared to 3Q `00, corporate and correspondent bank loans were up slightly, while consumer and private banking loans increased by $200MM. As of 12/00, consumer and private banking loans comprised 41% of total loans versus 35% at 12/99.

     - In addition to the loan portfolio, there are other banking activities, such as forward contracts, various contingencies and market placements, which added approximately $7.4B to the credit exposures at 12/00, $7.2B at 9/00 and $7.6B at 12/99. Of the $7.4B of additional exposures at 12/00, $4.8B were relatively less risky cash and securities related balances.

       ($ in billions)                                                    12/31/00
                                             -------------------------------------------------------------------
                                                                            Net
                                                                         Guarantees                                  9/30/00
                                                         FX and             And                       Total           Total
       COUNTRY                                 LOANS  DERIVATIVES      CONTINGENTS     OTHER(1)    EXPOSURE(2)     EXPOSURE(2)
       -------                                 -----  -----------      -----------     -----       --------        --------
       Hong Kong                                $0.6            -             $0.1      $0.1           $0.7           $0.7
       Indonesia                                 0.1            -              0.1       0.1            0.3            0.3
       Singapore                                 0.5            -              0.1       0.1            0.7            0.7
       Korea                                     0.2            -                -       0.2            0.4            0.5
       Taiwan                                    0.2            -                -         -            0.3            0.4
       China                                       -            -                -         -              -              -
       Japan                                     0.1            -                -       0.1            0.1            0.1
       Thailand                                    -            -                -         -              -              -
       Other                                     0.1            -                -         -            0.2            0.2
                                                ----         ----             ----      ----           ----           ----
           Total Asia/Pacific Region (2)         1.8         $0.1              0.3       0.6            2.9            2.8
                                                ----         ----             ----      ----           ----           ----
       Chile                                     0.2            -                -       0.1            0.3            0.3
       Brazil                                    0.2            -                -       0.1            0.3            0.3
       Mexico                                    0.1            -                -         -            0.1            0.1
       Peru                                      0.1            -                -         -            0.1              -
       Argentina                                 0.1            -                -         -            0.1            0.1
       Other                                     0.2            -              0.2       0.1            0.5            0.5
                                                ----         ----             ----      ----           ----           ----
           Total Latin America (2)               0.9            -              0.2       0.3            1.4            1.3
                                                ----         ----             ----      ----           ----           ----

       India                                     0.3            -              0.1       0.3            0.7            0.7
       Pakistan                                  0.1            -                -       0.1            0.3            0.3
       Other                                     0.1            -                -       0.1            0.2            0.2
                                                ----         ----             ----      ----           ----           ----
           Total Subcontinent (2)                0.4            -              0.2       0.6            1.2            1.2
                                                ----         ----             ----      ----           ----           ----
       Egypt                                     0.2            -                -       0.2            0.5            0.6
       Other                                     0.2            -                -         -            0.2            0.2
                                                ----         ----             ----      ----           ----           ----
           Total Middle East and Africa (2)      0.4            -              0.1       0.2            0.7            0.7
                                                ----         ----             ----      ----           ----           ----
           Total Europe (2) (3)                  1.5          0.1              0.5       2.4            4.5            4.4

           Total North America (2)               0.4          0.1              0.3       1.4            2.1            1.9
                                                ----         ----             ----      ----           ----           ----
       Total Worldwide (2)                      $5.3         $0.3             $1.6      $5.5          $12.7          $12.3
                                                ====         ====             ====      ====           ====           ====

     (1) Includes cash, placements and securities.
     (2) Individual items may not add to totals due to rounding.
     (3) Total exposures at 12/31/00 and 9/30/00 include $3MM and $4MM of exposures to Russia, respectively.

         Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                          FOURTH QUARTER 2000 OVERVIEW
                          ----------------------------
                         AMERICAN EXPRESS BANK (CONT'D)
                         ------------------------------

o Total non-performing loans of $137MM were down from $168MM at 12/99 and $156MM at 9/00 reflecting loan payments and write-offs, as well as changes in the credit status of loans.

o Other non-performing assets of $24MM at 12/00, primarily foreign exchange and derivatives contracts, decreased from $37MM at 12/99 and 9/00. The decline reflects write-offs, changes in the credit status of assets and asset sales.

o AEB's total reserves at 12/00 of $153MM compared with $189MM at 12/99 and $179MM at 9/00 and are allocated as follows:

     (millions)                                          12/00           9/00           12/99
                                                     ----------    -----------     -----------
     Loans                                                $137           $158            $169
     Other Assets, primarily derivatives                    14             16              16
     Other Liabilities                                       2              5               4
                                                      --------       --------        --------
          Total                                           $153           $179            $189
                                                      ========       ========        ========

     - The decline versus both periods reflects the write-offs cited above.
     - Reserve coverage of non-performing loans and assets rose slightly from 9/00 and 12/99 to 96% as of 12/00.

o Management formally reviews the loan portfolio and evaluates credit risk throughout the year. This evaluation takes into consideration the financial condition of the borrowers, fair market value of collateral, status of delinquencies, historical loss experience, industry trends, and the impact of current economic conditions. As of December 31, 2000 management believes the loss reserve is appropriate.


                                               AMERICAN EXPRESS COMPANY
                                               ------------------------
                                               FULL YEAR 2000 OVERVIEW
                                               -----------------------
                                                     CONSOLIDATED
                                                     ------------

                                                     (UNAUDITED)

(millions, except per share amounts)                                  Years Ended                         Percentage
                                                                      December 31,                         Inc/(Dec)
                                                        ------------------------------------------      -----------------
                                                                   2000                  1999
                                                                   ----                  ----
CONSOLIDATED REVENUES:
      Net (managed basis)                                       $22,085               $19,483                 13%
                                                                =======               =======
      GAAP reporting basis                                      $23,675               $21,278                 11%
                                                                =======               =======

NET INCOME:                                                      $2,810                $2,475                 14%
                                                                 ======                ======

EPS:

      Basic                                                       $2.12                 $1.85                 15%
                                                                  =====                 =====

      Diluted                                                     $2.07                 $1.81                 14%
                                                                  =====                 =====

o CONSOLIDATED REVENUES: Grew from an increase in cards in force, strong card spending, larger loan balances and higher AEFA average managed asset and sales levels.

o CONSOLIDATED EXPENSES: Rose due to greater marketing and promotion and interest costs, larger provisions for losses, and higher human resource and operating expenses.

o 1999's consolidated results include the impact of the DAC amortization adjustment and costs related to the agreement in principle reached to settle class-action lawsuits related to the sales of insurance and annuity products discussed within the AEFA 4Q '00 review.

o    AVERAGE SHARES:
                                                                       Millions of Shares
                                                            ----------------------------------------------
                                                                       2000           1999
                                                                     ------         ------
     Basic
                                                                      1,327          1,340
                                                                      =====          =====
     Diluted
                                                                      1,360          1,369
                                                                      =====          =====

o ACTUAL SHARE ACTIVITY:

     Shares outstanding - beginning of period                         1,341          1,351
     Repurchase of common shares                                        (25)           (27)
     Employee benefit plans, compensation and other                      10             17
                                                                      -----          -----
     Shares outstanding - end of period                               1,326          1,341
                                                                      =====          =====


o SEGMENT REPORTING REVISION: Beginning in the third quarter of 2000, the Travelers Cheque (TC) operations, which had been included in the American Express Bank/Travelers Cheque (AEB/TC) segment since the first quarter of 1998, is included in the Travel Related Services (TRS) segment to reflect organizational changes. All prior year quarterly and full year information has been restated to conform to this classification.



                               CORPORATE AND OTHER
                               -------------------

o    The 2000 net operating expense was $180MM compared with $174MM in 1999.

     - Both 2000 and 1999 include a $46MM ($39MM after-tax) Lehman Brothers preferred dividend based on its earnings which was offset by costs associated with various business building initiatives and, in 1999, Y2K related expenditures.


                                               AMERICAN EXPRESS COMPANY
                                               ------------------------
                                               FULL YEAR 2000 OVERVIEW
                                               -----------------------
                                               TRAVEL RELATED SERVICES
                                               -----------------------
(preliminary)
                                                 STATEMENTS OF INCOME
                                                 --------------------
                                              (UNAUDITED, MANAGED BASIS)

                                                                      Years Ended                         Percentage
(millions)                                                            December 31,                         Inc/(Dec)
                                                        ------------------------------------------      -----------------
                                                                    2000                     1999
                                                                    ----                     ----
Net revenues:
     Discount revenue                                             $7,779                   $6,741              15%
     Net card fees                                                 1,653                    1,604               3
     Lending:
          Finance charge revenue                                   3,977                    2,884              38
          Interest expense                                         1,594                      955              67
                                                                  ------                   ------
               Net finance charge revenue                          2,383                    1,929              23
                                                                  ------                   ------
     Travel commissions and fees                                   1,821                    1,802               1
     TC investment income                                            387                      345              12
     Other revenues                                                3,418                    2,813              22
                                                                  ------                   ------
          Total net revenues                                      17,441                   15,234              14
                                                                  ------                   ------
Expenses:
     Marketing and promotion                                       1,348                    1,247               8
     Provision for losses and claims:
          Charge card                                              1,157                      995              16
          Lending                                                  1,486                    1,186              25
          Other                                                      105                       85              24
                                                                 -------                 --------
               Total                                               2,748                    2,266              21
                                                                  ------                   ------
     Charge card interest expense                                  1,408                    1,055              33
     Human resources                                               4,126                    3,931               5
     Other operating expenses                                      5,098                    4,352              17
                                                                  ------                   ------
          Total expenses                                          14,728                   12,851              15
                                                                  ------                   ------
Pretax income                                                      2,713                    2,383              14
Income tax provision                                                 784                      691              14
                                                                  ------                   ------
Net income                                                        $1,929                   $1,692              14
                                                                  ======                   ======

Note: Unless indicated otherwise, the following discussion addresses the "managed basis" Statements of Income. The GAAP Statements of Income are also included in the Company's Earnings Release.

o    Net income within the TC business was flat while the remainder of TRS rose
     15%.

o Revenues benefited from increased cards in force, higher worldwide billed business and strong growth in cardmember loans outstanding. Growth was suppressed by approximately 2% due to the impact of F/X translation.

o The higher expenses reflect larger marketing and promotion costs, greater provisions for losses, higher interest expenses and increased operating costs, primarily due to business growth, which were partially offset by the impact of F/X translation.

o Under Statement of Financial Accounting Standards No. 125 (SFAS 125), which prescribes the accounting for securitizations, TRS recognized pre-tax gains of $142MM ($92MM after-tax) in 2000 and $154MM ($100MM after-tax) in 1999 related to the securitization of approximately $4.0B of U.S. lending receivables in each year. These gains were offset by higher expenses related to card acquisition initiatives and, therefore, had no material impact on net income or total expenses in either year.

     For purposes of the above "managed basis" Statements of Income, which present TRS' results as if there had been no securitizations, such gains (reported on the GAAP Statement of Income as a $92MM and a $93MM reduction in the Lending Provision for Losses in 2000 and 1999, respectively, and increases in Other Revenue and Lending Interest Expense) and corresponding growth in Marketing and Promotion and Other Operating Expenses have been eliminated.

o Full year results reflect gains from the following transactions (reported in Other Operating Expenses), which were offset by higher investments in Internet related activities and other business building initiatives and, therefore, had no material effect on net income or total expenses:
     - During 1Q `00, Infospace Inc. acquired Prio Inc., in which we held an investment.
     - In 2Q `00, TRS sold the leisure travel activities of Havas Voyage in France.

o    The pre-tax margin was 15.6% in 2000 and 1999.

o    The tax rate was 29% in 2000 and 1999.

                                               AMERICAN EXPRESS COMPANY
                                               ------------------------
                                               FULL YEAR 2000 OVERVIEW
                                               -----------------------
                                           TRAVEL RELATED SERVICES (CONT'D)
                                           --------------------------------

o DISCOUNT REVENUE: Stronger billed business and a lower discount rate yielded a 15% increase in discount revenue.
     - The average discount rate was 2.70% in 2000 versus 2.72% in 1999. The decline reflects the cumulative impact on our mix of business of stronger than average growth in lower rate retail and other "everyday spend" merchant categories (e.g., supermarkets, discounters, etc.).

                                                                            Years Ended                  Percentage
                                                                            December 31,                  Inc/(Dec)
                                                                   -------------------------------    ------------------
                                                                            2000             1999
                                                                            ----             ----
     Card billed business (billions):
          United States                                                   $221.7           $186.4             19%
          Outside the United States                                         75.0             67.7             11
                                                                          ------           ------
          Total                                                           $296.7           $254.1             17
                                                                          ======           ======
     Spending per basic card in force (dollars) (a):
          United States                                                   $8,844           $8,301              7
          Outside the United States                                       $6,682           $6,465              3
          Total                                                           $8,229           $7,758              6

         (a) Proprietary card activity only.

      - BILLED BUSINESS: The 17% increase in billed business resulted from growth in cards in force and higher spending per basic cardmember worldwide (due in part to expanded merchant coverage and the benefits of rewards programs).
         -- U.S. billed business increased 19% reflecting strong growth, in excess of 20%, within the consumer and small business areas and mid-teens volume expansion within Corporate Services.
         --  U.S. spending per basic card in force was up 7%.
         --  Excluding the impact of foreign exchange translation:
             - Total billed business outside the U.S. rose approximately 17% on double-digit increases in all regions.
             - Spending per proprietary basic card in force outside the U.S. rose 9%.
         -- Network partnership and Purchasing Card volumes sustained their stronger growth levels, in excess of the consolidated worldwide billed business growth rate.
         -- Retail and "everyday spend" categories continued to contribute strongly to worldwide business growth.
         -- Airline related volume rose double digits as the average airline charge was up and transaction volume increased.

o NON-AMEX BRANDED STATISTICS: Total cards in force and billed business exclude activities on Non-Amex Branded cards (Visa and Eurocards) issued in connection with joint venture activities. These are reported as separate line items within TRS' selected statistical information. This disclosure is consistent with our previously discussed plans to broaden the scope of our card activities through possible acquisitions of card portfolios and additional joint ventures.


                                                                              Years Ended                   Percentage
                                                                              December 31,                   Inc/(Dec)
                                                                   ----------------------------------    ------------------
                                                                           2000               1999
                                                                           ----               ----
      Billed business (billions)                                           $3.2               $0.7              #

           # Denotes variance greater than 100%.

o NET CARD FEES: Rose 3% as new cards in force were added. The average fee per card in force was $36 in 2000 versus $39 in 1999 as the mix evolved toward lower and no fee products.

o NET FINANCE CHARGE REVENUE: Rose 23% on strong growth in worldwide lending balances, which were up 36% on average during the year, and a lower average yield.

      - The net yield on the U.S. portfolio declined to 7.6% in 2000 versus 8.6% in 1999 as funding costs rose, the mix of products evolved towards more fixed-rate and lower-rate offerings and a higher proportion of the portfolio was on introductory rates.
      - The variance between the gross revenue and interest expense growth rates of 38% and 67%, respectively, reflects the evolving mix of products and the lagged effect of interest rate increases on the revenue earned from cardmembers.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                             FULL YEAR 2000 OVERVIEW
                             -----------------------
                        TRAVEL RELATED SERVICES (CONT'D)
                        --------------------------------

o TRAVEL COMMISSIONS AND FEES: Increased 1% on a 1% increase in sales. Excluding the impact of the sale in 2Q '00 of the leisure travel activities of Havas Voyages in France, sales grew approximately 3%. The revenue earned per dollar of sales (8.1% in 2000 versus 8.0% in 1999) reflects new fees related to certain client services, which were offset by continued efforts by airlines to reduce distribution costs and by corporate clients to contain travel and entertainment expenses.

o OTHER REVENUES: Rose 22% due to higher card-related and membership rewards fees, greater foreign exchange conversion revenues and ATM acquisitions.

o MARKETING AND PROMOTION EXPENSES: Increased 7% on a GAAP reporting basis on expanded card acquisition and media advertising activities. On a Managed Statement of Income Basis, costs were 8% higher after the elimination of expenses corresponding to the SFAS 125 gains.

o CHARGE CARD INTEREST EXPENSE: Rose 33% due to higher billed business volumes and a greater worldwide cost of funds.

o HUMAN RESOURCE EXPENSES: Increased 5% versus last year as a result of a higher average number of employees and merit increases.

o OTHER OPERATING EXPENSES: Rose 17% on higher costs related to business growth, cardmember loyalty programs, professional fees for outsourcing activities and various business building initiatives.

o     CREDIT PROVISIONS:

      - The provision for losses on charge card products was 16% above last year due to higher volumes. The net write-off rate declined to 0.36% from 0.41% last year.

      - The lending provision for losses was 25% above last year on growth in outstanding loans. The net write-off rate for 2000 improved to 4.4% from 5.0% in 1999.


                                               AMERICAN EXPRESS COMPANY
                                               ------------------------
                                               FULL YEAR 2000 OVERVIEW
                                               -----------------------
                                         AMERICAN EXPRESS FINANCIAL ADVISORS
                                         -----------------------------------
(preliminary)
                                                 STATEMENTS OF INCOME
                                                 --------------------
                                                     (UNAUDITED)
(millions)                                                           Years Ended                         Percentage
                                                                     December 31,                         Inc/(Dec)
                                                        ----------------------------------------      -------------------
                                                                    2000                   1999
                                                                    ----                   ----
Revenues:
     Investment income                                            $2,292                 $2,443              (6)%
     Management and distribution fees                              2,812                  2,270              24
     Other revenues                                                1,026                    923              11
                                                                  ------                 ------
          Total revenues                                           6,130                  5,636               9
                                                                  ------                 ------
     Provision for losses and benefits:
          Annuities                                                1,018                  1,071               (5)
          Insurance                                                  556                    522                7
          Investment certificates                                    337                    306               10
                                                                  ------                 ------
               Total                                               1,911                  1,899                1
                                                                  ------                 ------
          Total net revenues                                       4,219                  3,737               13
                                                                  ------                 ------
Expenses:
     Human resources                                               2,093                  1,744               20
     Other operating expenses                                        643                    630                2
                                                                  ------                 ------
          Total expenses                                           2,736                  2,374               15
                                                                  ------                 ------
Pretax income                                                      1,483                  1,363                9
Income tax provision                                                 451                    428                5
                                                                  ------                 ------
Net income                                                        $1,032                   $935               10
                                                                  ======                 ======

o    Net revenue growth of 13% resulted from:
     - Increased management fees from higher average managed asset levels and the benefits of equity fee hedges;
     -    Greater distribution fees from product sales and asset levels; and
     - Higher insurance premiums and financial planning and advice services fees; partially offset by
     -    Lower spreads on the investment portfolio products.

o The pretax margin decline from 36.5% in 1999 to 35.2% in 2000 reflects the revenue dynamics discussed above, costs related to the new advisor platforms and the impact of larger investments in tax advantaged affordable housing projects, which were partially offset by the 4Q '99 items mentioned below and expense control initiatives. Excluding the effect of the affordable housing project investments, pretax income would have grown in a manner consistent with net income.

o 1999's results include the DAC adjustment and class-action lawsuit settlement costs discussed within the AEFA 4Q `00 review.

o The effective tax rate was 30.4% in 2000 versus 31.4% in 1999. 2000 includes the realization of greater tax credits from affordable housing project investments, which should continue to provide tax benefits in future periods.*

o During 1Q `00, reporting of data related to assets owned, managed and administered and cash sales was revised to better reflect AEFA's multiple sales channel strategy and the broadening of its product portfolio through additional non-proprietary offerings. Prior reporting did not capture the full range of products sold by AEFA. Therefore, asset and sales data now include all proprietary, non-proprietary and retirement services (e.g., 401k) products. All non-proprietary product related assets held within a "wrap-like" program are now included in "Assets Managed". All other non-proprietary product related assets are included in "Assets Administered", as are other non-proprietary assets within retirement services. All prior period results have been restated to conform with this presentation.

o    INVESTMENT INCOME:
     - Gross investment income decreased 6% due to the negative impact in 2000 of deterioration in the high yield bond sector, as well as a generally lower average yield. Losses on directly owned high yield bonds and low grades in other structured investments reduced investment income by approximately $123MM in 2000. Last year's gross investment income includes the effect of an increase in the value of options hedging outstanding stock market certificates, which was offset in the certificate provision.
     - Average invested assets of $33.3B (excluding unrealized appreciation/depreciation) rose 5% versus $31.7B in 1999.
     - The average yield on invested assets was 7.2% versus 7.5% in 1999 including income adjustments on the high yield structured investments and hedges on outstanding stock market certificates.
     - Insurance, annuity and certificates spreads were all down versus last year.

                            AMERICAN EXPRESS COMPANY
                            ------------------------
                             FULL YEAR 2000 OVERVIEW
                             -----------------------
                  AMERICAN EXPRESS FINANCIAL ADVISORS (CONT'D)
                  --------------------------------------------

o MANAGEMENT AND DISTRIBUTION FEES: The increase of 24% was due to higher average assets under management, $105MM of net year-over-year benefits from equity fee hedges, reflecting hedge value appreciation this year and depreciation last year, distribution fees from greater mutual fund sales and asset levels, and higher brokerage fees.

     - PRODUCT SALES:

       -- Total gross cash sales from all products grew 24% versus 1999.

       -- Mutual fund sales increased 29% on particularly strong non-proprietary fund sales, which continued to occur predominately in "wrap" accounts. Within proprietary funds:
           - Equity and money market fund sales grew; sales of bond funds declined.
           - Sales of no-load funds improved; front-load and rear-load sales were down.
           - Redemption rates continued to compare favorably with industry levels.

       -- Sales of annuity products rose 51%, as variable annuity sales were particularly strong as a result of new product offerings.

       --  Sales of insurance products increased 21% from new product offerings.

       -- Certificate sales were down 8%, reflecting last year's strong sales of certificates to clients outside the U.S. through a joint venture between AEFA and AEB. In addition, advisor sales slowed.

       -- Institutional sales increased 7% reflecting both new accounts and additional contributions.

       -- Advisor product sales generated through financial planning and advice services were 68% of total sales compared to 67% last year.

o OTHER REVENUES: Were up 11% reflecting higher life and property-casualty insurance premiums, greater fees from financial planning and advice services, the addition in 2000 of franchise fees from Platform 2 advisors and certain revenues related to non-prop funds.

     - Financial Planning and advice services fees of $97.7MM rose 10% versus 1999 reflecting the negative impact of a change in policy, which deferred revenues and a comparable amount of human resource expense. Excluding this change, fees would have increased 21%.

o PROVISIONS FOR LOSSES AND BENEFITS: Annuity product provisions were down versus last year from lower inforce levels, offset by higher accrual rates. Insurance provisions rose due to larger inforce levels and accrual rates. Certificate provisions rose on higher inforce levels and accrual rates, which were partially offset by the effect on the stock market certificate product of depreciation this year and appreciation last year in the S&P 500.

o HUMAN RESOURCES: Expenses were up 20% reflecting larger field force compensation-related expenses, due to growth in sales and average assets, costs related to the new advisor platforms, and the $28MM benefit in 4Q '99 from the DAC amortization adjustment, offset somewhat by slower home office expense growth.

o OTHER OPERATING EXPENSES: The 2% increase reflects costs related to higher business volumes and the implementation of the new advisor platforms, including greater rent and equipment support costs. These were partially offset by the 4Q '99 lawsuit settlement costs and DAC amortization adjustment, which added a net of $52MM of expense last year, as well as efforts to control core operating expense growth.


                            AMERICAN EXPRESS COMPANY
                            ------------------------
                             FULL YEAR 2000 OVERVIEW
                             -----------------------
                              AMERICAN EXPRESS BANK
                              ---------------------
(preliminary)
                              STATEMENTS OF INCOME
                              --------------------
                                   (UNAUDITED)
(millions)                                                         Years Ended                        Percentage
                                                                   December 31,                        Inc/(Dec)
                                                    --------------------------------------      -------------------
                                                         2000                   1999
                                                         ----                   ----
Net revenues:
     Interest income                                     $735                  $737                            -
     Interest expense                                     484                   446                            9%
                                                         ----                  ----
           Net interest income                            251                   291                          (14)
     Commissions and fees                                 214                   179                           19
     Foreign exchange income and other revenue            126                   151                          (16)
                                                         ----                  ----
          Total net revenues                              591                   621                           (5)
                                                         ----                  ----
Expenses:
     Human resources                                      257                   271                           (5)
     Other operating expenses                             273                   294                           (7)
     Provision for losses                                  28                    29                           (1)
                                                         ----                  ----
          Total expenses                                  558                   594                           (6)
                                                         ----                  ----
Pretax income                                              33                    27                           23
Income tax provision                                        4                     5                           (6)
                                                         ----                  ----
Net income                                                $29                   $22                           29
                                                         ====                  ====


o Revenue fell 5% as higher commissions and fees were offset by lower net interest income and foreign exchange and other revenue.

     - Net interest income was down 14% versus last year primarily due to the effects of higher funding costs.

     - Commissions and fees rose 19% on higher Correspondent Banking fees and increased Private Banking and Personal Financial Services fees from greater assets under management.

     - Foreign exchange income and other revenue declined reflecting lower security gains and lower joint venture income.

o Human resources expense and other operating expenses declined reflecting reengineering saves and the benefits of a lower employee level, as AEB rationalizes certain country activities.

               INFORMATION RELATING TO FORWARD-LOOKING STATEMENTS
               --------------------------------------------------


INFORMATION RELATING TO FORWARD-LOOKING STATEMENTS



This earnings supplement contains forward-looking statements about the Company's 2001 financial performance, which are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

Fluctuation in the equity markets in 2001, which can affect the amount and types of investment products sold by AEFA, the market value of its managed assets, and management and distribution fees received based on those assets; potential deterioration in the high yield sector, which could result in further losses in AEFA's investment portfolio; developments relating to AEFA's new platform structure for financial advisors, including the ability to increase advisor productivity, moderate the growth of new advisors and create efficiencies in the infrastructure; AEFA's ability to effectively manage the economics in selling a growing volume of non-proprietary products to clients; investment performance in AEFA's mutual fund business; the success and financial impact of reengineering initiatives being implemented at the Company, including cost management, structural and strategic measures such as vendor and process consolidation, outsourcing and using lower internal distribution channels; the ability to control and manage operating, infrastructure, advertising and promotion, and other expenses as business expands or changes, including balancing the need for longer term investments spending; consumer and business spending on the Company's travel related services products, particularly credit and charge cards and growth in card lending balances, which depend in part on the ability to issue new and enhanced card products and increase revenues from such products, attract new cardholders, capture a greater share of existing cardholders' spending, sustain premium discount rates, increase merchant coverage, retain cardmembers after low introductory lending rates have expired, and expand the global network services business; successfully expanding the Company's on-line and off-line distribution channels and cross-selling financial, travel, card and other products and services to its customer base, both in the U.S. and abroad; effectively leveraging the Company's assets, such as its brand, customers and international presence, in the internet environment; investing in and competing at the leading edge of technology across all businesses; increasing competition in all of the Company's major businesses; fluctuations in interest rates, which impacts the Company's borrowing costs, return on lending products and spreads in the investment and insurance businesses; credit trends and the rate of bankruptcies, which can affect spending on card products, debt payments by individual and corporate customers and returns on the Company's investment portfolios; foreign currency exchange rates; political or economic instability in certain regions or countries, which could affect commercial lending activities, among other businesses; legal and regulatory developments, such as in the areas of consumer privacy and data protection; acquisitions; and outcomes in litigation. A further description of these and other risks and uncertainties can be found in the Company's 10-K Annual Report for the fiscal year ended December 31, 1999 and other reports filed with the SEC.

                                                                   Exhibit 99.3


                            BERKSHIRE HATHAWAY INC.
                               1440 KIEWIT PLAZA
                             OMAHA, NEBRASKA 68131
                            Telephone (402) 346-1400


WARREN E. BUFFETT, CHAIRMAN


                                                               September 8, 2000


American Express Company
American Express Tower
World Financial Center
New York, New York 10285-5170

Dear Sirs:

I refer to clause 2 of the letter agreement dated February 27, 1995 from me to Harvey Golub (the "Agreement"), in which I agreed that so long as Harvey is CEO of American Express, Berkshire shall vote its American Express securities in accordance with the recommendation of the American Express Board. In order to amend the Agreement so that it applies after Ken Chenault replaces Harvey as CEO, I agree that this clause 2 shall be amended to read as follows:

"So long as Harvey Golub or Ken Chenault is Chief Executive Officer of American Express, Berkshire shall vote, or cause to be voted, all voting securities of American Express now or hereafter beneficially owned by it at any and all meetings of the shareholders of American Express and any adjournments thereof, or in any written consent solicitation or similar situation in which the voting rights associated with securities of American Express may be exercised, in accordance with the recommendation of the Board of Directors of American Express (if such recommendation is made) with respect to every matter upon which a vote is taken or consent solicited."

Except as amended above, the Agreement shall remain in full force and effect.

Very truly yours,

/s/ Warren E. Buffett
Warren E. Buffett